                                                                     EXHIBIT 4.1





                             GREENWOOD TRUST COMPANY

                      Master Servicer, Servicer and Seller

                                       and

                         FIRST BANK NATIONAL ASSOCIATION

                                     Trustee

                       on behalf of the Certificateholders


                                 -------------

                                SERIES SUPPLEMENT

                            Dated as of July 24, 1996

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1993

                                 -------------

                      DM 1,250,000,000 Class A Certificates

                        $43,116,000 Class B Certificates

                          DISCOVER CARD MASTER TRUST I

                           SERIES 1996-5 CERTIFICATES

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
SERIES TERM SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1

ANNEX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
       SECTION 1.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
       SECTION 2.  Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
       SECTION 3.  Representations and Warranties of the Sellers. . . . . . . . . . . . . .        24
       SECTION 4.  Representations and Warranties of Greenwood as Master Servicer and
       Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
       SECTION 5.  Representations and Warranties of Other Servicers. . . . . . . . . . . .        24
       SECTION 6.  Representations and Warranties of the Trustee. . . . . . . . . . . . . .        24
       SECTION 7.  The Investor Certificates. . . . . . . . . . . . . . . . . . . . . . . .        24
       SECTION 8.  Establishment and Administration of Investor Accounts and the Credit
       Enhancement Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
       SECTION 9.  Allocations of Collections . . . . . . . . . . . . . . . . . . . . . . .        32
       SECTION 10.  Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42
       SECTION 11.  Credit Enhancement. . . . . . . . . . . . . . . . . . . . . . . . . . .        48
       SECTION 12.  Alternative Credit Support Election . . . . . . . . . . . . . . . . . .        49
       SECTION 13.  Calculation of Investor Losses. . . . . . . . . . . . . . . . . . . . .        50
       SECTION 14.  Servicing Compensation. . . . . . . . . . . . . . . . . . . . . . . . .        51
       SECTION 15.  Class Interest Rate Caps. . . . . . . . . . . . . . . . . . . . . . . .        51
       SECTION 16.  Class Currency Swaps. . . . . . . . . . . . . . . . . . . . . . . . . .        52
       SECTION 17.  Investor Certificateholders' Monthly Statement. . . . . . . . . . . . .        54
       SECTION 18.  Master Servicer's Monthly Certificate.. . . . . . . . . . . . . . . . .        54
       SECTION 19.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        54
       SECTION 20.  Additional Amortization Events. . . . . . . . . . . . . . . . . . . . .        54
       SECTION 21.  Purchase of Investor Certificates and Series Termination. . . . . . . .        56
       SECTION 22.  Variable Accumulation Period. . . . . . . . . . . . . . . . . . . . . .        57
       SECTION 23.  Series Yield Factor . . . . . . . . . . . . . . . . . . . . . . . . . .        58
       SECTION 24.  Ratification of Pooling and Servicing Agreement.. . . . . . . . . . . .        58
       SECTION 25.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        58
       SECTION 26.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        58

                          DISCOVER CARD MASTER TRUST I

                           SERIES 1996-5 CERTIFICATES


         This Series of Master Trust Certificates is established pursuant to
Section 6.06 of that certain Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, by and between GREENWOOD TRUST COMPANY, a Delaware banking corporation ("Greenwood"), as Master Servicer, Servicer and Seller and FIRST BANK NATIONAL ASSOCIATION (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) (the "Trustee"), as Trustee (the "Pooling and Servicing Agreement"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among the Master Servicer, the Servicers, the Sellers and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement"). The Pooling and Servicing Agreement and this Series Supplement together establish the Series of Master Trust Certificates to be known as the DISCOVER CARD MASTER TRUST I, SERIES 1996-5 CERTIFICATES.

                                SERIES TERM SHEET

Date of Series Term Sheet                              July 24, 1996.


Group                                                  One.


Series Initial Investor Interest                       $862,304,676.


Class Initial Investor Interest of each Class of       Class A - $819,188,676.
Investor Certificates                                  Class B - $43,116,000.


Class Initial Foreign Currency Investor Interest       Class A - DM 1,250,000,000.
of each Class of Investor Certificates                 Class B - Not applicable.


Class A Expected Final Payment Date                    The Class A Interest Payment Date in July 1999.


Class B Expected Final Payment Date                    The Class B Interest Payment Date in August
                                                       1999.


Type of Structure                                      Bullet Maturity.

Certificate Rates                                      Class A - LIBOR plus 0.0825%, per annum,
                                                       calculated on the basis of the actual number of
                                                       days elapsed and a 360-day year.


                                                       Class B - LIBOR plus 0.2500%, per annum,
                                                       calculated on the basis of the actual number of
                                                       days elapsed and a 360-day year.


Foreign Currency Certificate Rates                     Class A - Foreign Currency LIBOR plus
                                                       0.0700%, per annum, calculated on the basis of
                                                       the actual number of days elapsed and a 360-day
                                                       year.


                                                       Class B - Not applicable.


Class Cap Rate                                         Not applicable.


Class Maximum Rate                                     Not applicable.


Class Currency Swap                                    Class A - Initially, the Class Currency Swap
                                                       executed by the Trustee and the Currency Swap
                                                       Counterparty, substantially in the form of
                                                       Exhibit L.


                                                       Class B - Not applicable.



Currency Swap Counterparty                             Initially, Deutsche Bank AG, New York Branch.


Currency Swap Downgrade Trigger                        The withdrawal or reduction of the Currency
                                                       Swap Counterparty's long-term, unsecured and
                                                       unguaranteed debt rating below "AA-" by
                                                       Standard & Poor's or "Aa3" by Moody's.

Minimum Investor Certificate Ratings                   Class A - Standard & Poor's - AA-.
                                                       Moody's - Aa3.


                                                       Class B - Not applicable.


Currency Swap Dollar Escrow Account                    The account established with Commerzbank AG,
                                                       New York Branch.


Class Foreign Currency Distribution Account            The account established with Commerzbank AG
                                                       in Frankfurt.


Depository                                             DKV.


Foreign Currency                                       Deutsche Marks.  As used herein "Deutsche
                                                       Marks" or "DM" shall mean the lawful currency
                                                       of the Federal Republic of Germany on the date
                                                       hereof; provided, however, that if on any
                                                       Payment Date (i) a successor currency (the
                                                       "Euro") has replaced DM as the lawful currency
                                                       of the Federal Republic of Germany or (ii) both
                                                       DM and the Euro (or any successor currency)
                                                       are lawful currencies of the Federal Republic of
                                                       Germany and the necessary amount of DM is
                                                       not available to the Currency Swap Counterparty
                                                       on commercially reasonable terms in the
                                                       currency exchange markets or, as applicable,
                                                       available to the Trustee in New York at
                                                       commercially reasonable terms, then each
                                                       reference to DM contained in this Series
                                                       Supplement shall be deleted and replaced with a
                                                       reference to the Euro (or any successor
                                                       currency), with each such reference reflecting
                                                       the fixed conversion rate between DM and the
                                                       Euro adopted in connection with economic and
                                                       monetary union in the European Community.


Escrow Agent                                           Commerzbank AG, New York Branch.

Escrow Agreement                                       The Escrow Agreement executed by the Trustee,
                                                       the Master Servicer, the Currency Swap
                                                       Counterparty and the Escrow Agent,
                                                       substantially in the form of Exhibit M.


Initial Exchange Date                                  The date determined by Merrill Lynch Bank
                                                       AG, which date is at least 40 days after the later
                                                       of the commencement of the offering and the
                                                       Series Closing Date, on which date Greenwood
                                                       will undertake to cause the Trust to exchange the
                                                       interests in the Temporary Global Certificate for
                                                       interests in the Permanent Global Certificate
                                                       upon customary certification as required by
                                                       United States laws as to non-U.S. beneficial
                                                       ownership.


Second Exchange Date                                   The date on which beneficial interests in the
                                                       Permanent Global Certificate are exchanged for
                                                       definitive Class A Certificates and/or definitive
                                                       Technical Global Certificates, which date is
                                                       within 60 calendar days (or if such date is not a
                                                       Frankfurt Business Day, the next succeeding
                                                       Frankfurt Business Day) following the receipt of
                                                       notice from DKV, Euroclear or Cedel to a
                                                       Paying Agent or to the Trustee requesting that
                                                       beneficial interests in the Permanent Global
                                                       Certificate be exchanged for definitive Class A
                                                       Certificates.


LIBOR Determination Date                               The second LIBOR Business Day immediately
                                                       preceding the commencement of an Interest
                                                       Accrual Period.


Series Yield Factor                                    Initially zero, but may be increased pursuant to
                                                       Section 23.


Series Cut-Off Date                                    July 1, 1996.


Series Closing Date                                    July 24, 1996.

Date from which Interest for First                     Series Closing Date.
Interest Payment Date Shall Accrue


Distribution Dates                                     The 15th day of each month (or, if such day is
                                                       not a Business Day, the next succeeding
                                                       Business Day), commencing in August 1996.


Interest Payment Dates                                 Class A - The second Frankfurt Business Day
                                                       following the Distribution Date in each July,
                                                       October, January and April, commencing in
                                                       October 1996, or the second Frankfurt Business
                                                       Day following each Special Payment Date, as
                                                       applicable.


                                                       Class B - The second Frankfurt Business Day
                                                       following the Distribution Date in each July,
                                                       October, January and April, commencing in
                                                       October 1996, and the second Frankfurt
                                                       Business Day following the Distribution Date in
                                                       August 1999 or the second Frankfurt Business
                                                       Day following each Special Payment Date, as
                                                       applicable.


Principal Payment Date                                 Not applicable.


Interest Calculation Dates                             The second Frankfurt Business Day following
                                                       each Distribution Date, commencing in August
                                                       1996.


Principal Commencement Date                            The first day of the Due Period related to the
                                                       August 1998 Distribution Date (or such later
                                                       Distribution Date as the Master Servicer shall
                                                       elect in accordance with Section 22).


Revolving Period                                       From the Series Cut-Off Date to, but not
                                                       including, the earlier to occur of (i) the Principal
                                                       Commencement Date and (ii) the Amortization
                                                       Commencement Date.

Accumulation Period                                    Unless an Amortization Event shall have
                                                       occurred prior thereto, the period commencing
                                                       on the Principal Commencement Date and
                                                       ending upon the earliest to occur of (x) the
                                                       payment in full of the Series Invested Amount,
                                                       (y) the Amortization Commencement Date and
                                                       (z) the Series Termination Date.


Accumulation Amount                                    (a) Through the Class A Expected Final
                                                       Payment Date, the greater of (i) $68,265,723
                                                       and (ii) if the Master Servicer elects to delay the
                                                       commencement of the Accumulation Period in
                                                       accordance with Section 22, the Class A Initial
                                                       Investor Interest divided by the number of
                                                       Distribution Dates from the commencement of
                                                       the Accumulation Period through and including
                                                       the Class A Expected Final Payment Date, and
                                                       (b) thereafter, $43,116,000.


Type of Credit Enhancement                             Cash collateral account.


Stated Shared Credit Enhancement Amount                There shall be no Shared Credit Enhancement.


Stated Class B Credit Enhancement Amount               $47,426,758.


Credit Enhancement Provider                            Collectively, the one or more lenders making a
                                                       loan in order to provide the initial funds on
                                                       deposit in the Credit Enhancement Account, or
                                                       any successor provider of the Credit
                                                       Enhancement.


Maximum Shared Credit Enhancement Amount               There shall be no Shared Credit Enhancement.


Maximum Class B Credit Enhancement Amount              On any Distribution Date (a) prior to the making
                                                       of an Effective Alternative Credit Support

                                                       Election, the greater of (i) $8,623,047 and (ii)(x)
                                                       if a Supplemental Credit Enhancement Event has
                                                       not occurred, an amount equal to 5.5% of the
                                                       Series Investor Interest as of the last day of the
                                                       related Due Period or (y) if a Supplemental
                                                       Credit Enhancement Event has occurred, an
                                                       amount equal to 6.0% of the Series Investor
                                                       Interest as of the last day of the related Due
                                                       Period or (b) subsequent to the making of an
                                                       Effective Alternative Credit Support Election,
                                                       the greater of (i) $8,623,047 and (ii) an amount
                                                       equal to 8.5% of the Series Investor Interest as
                                                       of the last day of the related Due Period;
                                                       provided, however, that if an Amortization Event
                                                       with respect to the Series established hereby
                                                       occurs, the Maximum Class B Credit
                                                       Enhancement Amount for each Distribution Date
                                                       thereafter shall equal the Maximum Class B
                                                       Credit Enhancement Amount for the Distribution
                                                       Date immediately preceding the occurrence of
                                                       the Amortization Event; and provided, further,
                                                       that if a Credit Enhancement Drawing has been
                                                       made, until such time as the Available Class B
                                                       Credit Enhancement Amount has been reinstated
                                                       in an amount at least equal to the amount of
                                                       such Credit Enhancement Drawing, the
                                                       Maximum Class B Credit Enhancement Amount
                                                       shall be the Maximum Class B Credit
                                                       Enhancement Amount as of the date of such
                                                       Credit Enhancement Drawing.


Total Maximum Credit Enhancement Amount                On any Distribution Date, the Maximum Class
                                                       B Credit Enhancement Amount for such
                                                       Distribution Date.


Additional Credit Support Amount                       The lesser of (x)(i) $25,869,140 prior to the
                                                       occurrence of a Supplemental Credit
                                                       Enhancement Event or (ii) $21,557,617
                                                       following the occurrence of a Supplemental
                                                       Credit Enhancement Event and (y) the difference
                                                       between the Maximum Class B Credit
                                                       Enhancement Amount (after giving effect to an
                                                       Alternative Credit Support Election) and the
                                                       Available Class B Credit Enhancement Amount
                                                       (immediately before giving effect to the
                                                       Alternative Credit Support Election).


Supplemental Credit Enhancement Amount                 The lesser of (x)(i) $4,311,523 prior to the
                                                       occurrence of an Alternative Credit Support
                                                       Election or (ii) zero following the occurrence of
                                                       an Alternative Credit Support Election and (y)
                                                       the difference between the Maximum Class B
                                                       Credit Enhancement Amount (after giving effect
                                                       to the occurrence of a Supplemental Credit
                                                       Enhancement Event) and the Available Class B
                                                       Credit Enhancement Amount (immediately
                                                       before giving effect to the occurrence of a
                                                       Supplemental Credit Enhancement Event).


Initial Subordinated Amount                            $86,230,468.


Additional Subordinated Amount                         $25,869,140 prior to the occurrence of a
                                                       Supplemental Credit Enhancement Event and
                                                       $17,246,093 following the occurrence of a
                                                       Supplemental Credit Enhancement Event.


Supplemental Subordinated Amount                       $8,623,047 prior to the effectiveness of an
                                                       Alternative Credit Support Election and zero
                                                       following the effectiveness of an Alternative
                                                       Credit Support Election.


Series Buffer Amount                                   Zero.


Group Buffer Amount                                    Zero.


Investor Servicing Fee Percentage                      2.0% per annum calculated on the basis of a
                                                       360-day year of twelve 30-day months.


Supplemental Servicing Fee Percentage                  Zero.


Amount of Additional Funds                             Initially, zero.

Eligible for Reallocations to and from Other           Yes.
Series in Group


Series Termination Date                                The third Frankfurt Business Day following the
                                                       Distribution Date in January 2002.


Estimated Investment Shortfall                         On any date of determination, the positive
                                                       difference, if any, between (i) the Certificate
                                                       Rate for the Class for whose benefit the amounts
                                                       on deposit in the Series Principal Funding
                                                       Account are held as of such date of
                                                       determination and (ii) the weighted average yield
                                                       (expressed as a Money Market Yield) on the
                                                       investments in the Series Principal Funding
                                                       Account as of such date of determination.


Estimated Yield                                        On any date of determination, the Portfolio
                                                       Yield for the immediately preceding Due Period
                                                       less 2.00%.


Classes, if any, subject to Regulation S               Class A.
restrictions


Classes, if any, subject to ERISA restrictions         Class A and Class B.


Bearer Certificates                                    The Temporary Global Certificate, the
                                                       Permanent Global Certificate, the definitive
                                                       Technical Global Certificates, the definitive
                                                       Class A Certificates and the Special Certificates.


Registered Certificates                                Class B Certificates.


Class A Certificate                                    Each certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit C.


Class B Certificate                                    Each certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit I.


Temporary Global Certificate                           The certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit A.


Permanent Global Certificate                           The certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit B.


Technical Global Certificate                           Each certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit D.


Class A Coupon                                         Each coupon executed by the Sellers,
                                                       substantially in the form of Exhibit E.


Technical Global Coupon                                Each coupon executed by the Sellers,
                                                       substantially in the form of Exhibit F.


Special Certificate                                    Each certificate executed by the Sellers and
                                                       authenticated by or on behalf of the Trustee,
                                                       substantially in the form of Exhibit G.


Monthly Payment Coupon                                 Each coupon executed by the Sellers,
                                                       substantially in the form of Exhibit H.


Notices                                                Any notices to holders or beneficial owners of
                                                       Class A Certificates, pursuant to the terms
                                                       hereof or as required by applicable law,
                                                       regulatory authority or otherwise, will be given
                                                       by publication at least once in a newspaper of
                                                       nationwide circulation designated by the

                                                       Frankfurt Stock Exchange so long as the Class
                                                       A Certificates are listed on the Frankfurt Stock
                                                       Exchange.  Such notices shall be deemed to have
                                                       been given on the date of such delivery or
                                                       publication or, if delivered or published on
                                                       different dates, on the first date on which
                                                       delivery or publication shall have been made.


Representative of the Managers                         Merrill Lynch Bank AG.


Listing Agent                                          Merrill Lynch Bank AG.


Principal Paying Agent                                 Class A - Initially, Commerzbank AG in
                                                       Frankfurt.


                                                       Class B - Not applicable.


Paying Agents                                          Class A - Initially, the Principal Paying Agent,
                                                       Commerzbank International S.A. in Luxembourg
                                                       and Commerzbank (Schweiz) AG in Zurich.


                                                       Class B - the Corporate Trust Office of the
                                                       Trustee.

         IN WITNESS WHEREOF, the Sellers, the Master Servicer, the Servicers and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                               GREENWOOD TRUST COMPANY,
                                 as Seller, Master Servicer and Servicer

                               /s/ John J. Coane
                               -----------------------------------------
                               John J. Coane
                               Vice President, Director of Accounting
                                 and Treasurer


                               FIRST BANK NATIONAL ASSOCIATION,
                                 as Trustee

                               /s/ G. M. Carrol
                               -----------------------------------------
                               G. M. Carroll
                               Vice President

                                      ANNEX


         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

         SECTION 1.  Definitions.

         (a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or a Class refer to the Series established hereby or a Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

         (b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

         "Accumulation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet; provided, however, that such amount may be adjusted pursuant to Section 22.

         "Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Additional Credit Support Amount" shall have the meaning set forth in the Series Term Sheet.

         "Additional Subordinated Amount" shall have the meaning set forth in the Series Term Sheet.

         "Alternative Credit Support Election" shall mean an election made by the Sellers pursuant to Section 12.

         "Amortization Commencement Date" shall mean the earlier of the date on which an Amortization Event is deemed to occur pursuant to Section 9.01 of the Pooling and Servicing Agreement or Section 20 hereof.

         "Amortization Event" shall mean any event specified in Section 9.01 of the Pooling and Servicing Agreement or Section 20 hereof.

         "Amortization Period" shall mean the period from, and including, the Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby and (ii) the Series Termination Date. The first Distribution Date of the Amortization Period shall be the Distribution Date in the calendar month following the Amortization Commencement Date.

         "Available Class B Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Class B Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Class B Credit Enhancement Amount on or since such immediately preceding Distribution Date, plus the amount of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount pursuant to Section 9 plus, following an Effective Alternative Credit Support Election, the Additional Credit Support Amount and, plus, following a Supplemental Credit Enhancement Event, the Supplemental Credit Enhancement Amount.

         "Available Shared Credit Enhancement Amount," if applicable, shall mean, with respect to the first Distribution Date, the Stated Shared Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Shared Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Shared Credit Enhancement Amount on or since such immediately preceding Distribution Date, and plus the amounts of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount pursuant to Section 9.

         "Available Subordinated Amount," if there is a Subordinate Class with respect to Class A, shall mean, on a Distribution Date, the sum of

                 (a) (i) with respect to the first Distribution Date, the Initial Subordinated Amount or (ii) with respect to any other Distribution Date, the Available Subordinated Amount after giving effect to all adjustments on the prior Distribution Date; and

                 (b) the amount of Series Excess Servicing,

as such amount may be reduced pursuant to the provisions of Section 9 to take into account (i) the amount of Class A and Class B Excess Servicing used to reimburse the Class A Cumulative Investor Charged-Off Amount, (ii) the amount of Class B Excess Servicing used to reduce the Class A Required Amount Shortfall,
(iii) the amount of the Class B Subordinated Payment and (iv) the amount of any reduction in the Class B Investor Interest resulting from the reimbursement of the Class A Cumulative Investor Charged-Off Amount, in each case for such Distribution Date.

Upon the occurrence of a Supplemental Credit Enhancement Event, the Available Subordinated Amount will be increased by the Supplemental Subordinated Amount. In addition, on the first Distribution Date following an Effective Alternative Credit Support Election, the Available Subordinated Amount shall be increased by the Additional Subordinated Amount. In no event, however, shall the Available Subordinated Amount exceed (i) through the last Distribution Date preceding an Effective Alternative Credit Support Election, the Initial Subordinated Amount plus the Supplemental Subordinated Amount and (ii) thereafter, the sum of the Initial Subordinated Amount, the Supplemental Subordinated Amount and the Additional Subordinated Amount.

         "Calculation Period," if applicable, shall have the meaning specified in the applicable interest rate cap agreement.

         "Cedel" shall mean Cedel Bank, societe anonyme.

         "Certificate Interest" shall mean, for any Class for any Interest Payment Date, the product of (a) the Class Invested Amount for such Class for such Interest Payment Date and (b) a fraction the numerator of which is (1) with respect to each Class that has no Subclasses, the Certificate Rate for such Class or (2) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360 day year, 360 divided by the actual number of days from and including the immediately preceding Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding the current Interest Payment Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360 day year of twelve 30-day months, twelve (or, in the case of the first Interest Payment Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Interest Payment Date, assuming 30-day months).

         "Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

         "Certificate Rate," with respect to any Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to such Class or Subclass, as such rate may be adjusted as of the beginning of each Interest Accrual Period, if applicable; provided, however, that the Certificate Rate for any Class or Subclass that does not have a fixed Certificate Rate shall not exceed the Class Cap Rate or Class Maximum Rate, as applicable, for such Class or Subclass; and provided, further, that any interest on the Investor Certificates (including any interest accrued with respect to any Class Deficiency Amount) shall be payable or distributed (i) with respect to a Class that is subject to a Class Currency Swap, to the Currency Swap Counterparty (or, in the event of a Currency Swap Termination, converted into Foreign Currency by the Trustee as described in Section 10) or (ii) with respect to a Class that is not subject to a Class Currency Swap, to the Investor Certificateholders, in each case, only to the extent permitted by applicable law.

         "Class Additional Funds," if applicable, shall mean, with respect to any Class for any Distribution Date, an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the sum of the Class Investor Interests for each Class of the Series established hereby and (ii) the amount of Series Additional Investor Funds, in each case for such Distribution Date.

         "Class Alternative Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equalled zero.

         "Class B Available Collections" shall mean, if there is a Subordinated Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of (i) Class B Available Finance Charge Collections for such Distribution Date and (ii) Class B Principal Collections for such Distribution Date.

         "Class B Available Finance Charge Collections" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of Class B Finance Charge Collections, Class B Yield Collections, if any, Class B Investment Income, if any, for the related Due Period and Class B Additional Funds for such Distribution Date (less Class B Excess Servicing).

         "Class Cap Rate," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the rate that is specified as such in the Series Term Sheet and in the Class Interest Rate Cap with respect to such Class or Subclass.

         "Class Charge-Off Reimbursement Amount" shall mean, with respect to any Class with respect to any Distribution Date, the total amount by which the Class Cumulative Investor Charged-Off Amount for such Class is reduced on such Distribution Date pursuant to Section 9.

         "Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the sum of the Class Investor Charged-Off Amounts for such Class for all preceding Due Periods that have not been reimbursed pursuant to Section 9 prior to such Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date, as adjusted pursuant to Section 9 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

         "Class Currency Swap," if any, shall mean, with respect to a Class or Subclass, the currency swap agreement or other currency protection agreement for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Currency Swap Counterparty, or any Replacement Class Currency Swap or Qualified Substitute Class Currency Swap.

         "Class Currency Swap Termination Account," if any, shall have the meaning set forth in Section 8.

         "Class Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the amount, if any, by which (a) the sum of (i) Certificate Interest for such Class accrued since the immediately preceding Payment Date,
(ii) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which Investor Losses for such Class equalled zero and (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (iii) the Class Deficiency Amount on the immediately preceding Payment Date, and (iv) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (A) a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for the relevant Due Periods and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve and
(B) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds (b) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account pursuant to Section 10(a)(2)(A).

         "Class Excess Servicing" shall mean, with respect to each Class, on any Distribution Date, the positive difference, if any, between (i) the sum of Class Finance Charge Collections for the related Due Period, Class Yield Collections for the related Due Period, if any, Class Investment Income for the related Due Period, if any, and Class Additional Funds for such Distribution Date, if any, and (ii) the Class Required Amount.

         "Class Expected Final Payment Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

         "Class Final Maturity Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

         "Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and
(y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable; provided, however, that Class Finance Charge Collections for each Class shall be increased by the lesser of (i) the amount of Class Investment Shortfall for such Class and (ii) an amount equal to the product of the total amount of Finance Charge Collections otherwise allocable to Greenwood on behalf of the Holder of the Seller Certificate for the related Due Period and a fraction the numerator of which is the Class Invested Amount for such Class and the denominator of which is the Aggregate Invested Amount; and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class shall not, with respect to any such day, Distribution Date or Trust Distribution Date during the Accumulation Period, as applicable, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such day, Distribution Date or Trust Distribution Date, as applicable.

         "Class Foreign Currency Certificate Interest," if applicable, shall mean, with respect to a Class that is subject to a Class Currency Swap, for any Interest Payment Date, the product of (x) the Class Foreign Currency Invested Amount with respect to the Distribution Date immediately preceding such Interest Payment Date and (y) a fraction the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is (i) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Interest Payment Date with respect to such Class (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding the current Interest Payment Date with respect to such Class or (ii) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or, in the case of the first Interest Payment Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Interest Payment Date, assuming 30-day months).

         "Class Foreign Currency Certificate Rate," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Class Foreign Currency Distribution Account," if any, shall have the meaning set forth in Section 8 and shall be established at the bank specified in the Series Term Sheet.

         "Class Foreign Currency Interest Shortfall," if applicable, shall have the meaning set forth in Section 10.

         "Class Foreign Currency Invested Amount" shall mean, with respect to a Class for any Distribution Date, an amount equal to the Class Foreign Currency Initial Investor Interest minus the sum of (a) the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class prior to such Distribution Date, (b) the aggregate amount of Investor

Losses of such Class not reimbursed prior to such Distribution Date, converted into Foreign Currency at the Currency Swap Exchange Rate (or, following a Currency Swap Termination, multiplied by a fraction, the numerator of which is the Class Foreign Currency Invested Amount on the immediately preceding Distribution Date minus the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class subsequent to such Distribution Date and the denominator of which is the Class Invested Amount) and
(c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable, converted into Foreign Currency at the Currency Swap Exchange Rate (or, following a Currency Swap Termination, multiplied by a fraction, the numerator of which is the Class Foreign Currency Invested Amount on the immediately preceding Distribution Date minus the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class subsequent to such Distribution Date and the denominator of which is the Class Invested Amount).

         "Class Foreign Currency Modified Required Amount," if applicable, shall mean (i) on any Distribution Date prior to a Currency Swap Termination, the product of (a) the Class Modified Required Amount with respect to such Distribution Date, (b) the Currency Swap Exchange Rate and (c) a fraction the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is the Class Certificate Rate and (ii) on any Distribution Date following a Currency Swap Termination, the product of (a) the Class Modified Required Amount with respect to such Distribution Date, (b) a fraction, the numerator of which is the Class Foreign Currency Invested Amount for such Class for such Distribution Date and the denominator of which is the Class Invested Amount for such Class for such Distribution Date and (c) a fraction, the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is the Class Certificate Rate.

         "Class Initial Investor Interest" shall mean, with respect to each Class, the aggregate face amount of Investor Certificates of such Class as specified in the Series Term Sheet.

         "Class Interest Rate Cap," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Interest Rate Cap Provider, or any Replacement Interest Rate Cap or Qualified Substitute Cap Arrangement.

         "Class Interest Rate Cap Payment" shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Interest Rate Cap Provider with respect to the Class Interest Rate Cap for such Class or Subclass.

         "Class Invested Amount" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a)(i) with respect to a Class that is subject to a Class Currency Swap, the aggregate amount of payments of Certificate Principal (in Dollars) deposited into the Currency Swap Dollar Escrow Account for payment to the Currency Swap Counterparty for the benefit of such Class, or, in the event of a Currency Swap Termination, converted into Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York for payment to the Investor Certificateholders of such Class or (ii) with respect to a Class that is not subject to a Class Currency Swap, the aggregate amount of payments of Certificate Principal paid to such Class of Investor Certificateholders, in each case prior to such Distribution Date, (b) the aggregate amount of Investor Losses of such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable.

         "Class Investment Income" shall mean, with respect to any Class, income from the investment of funds on deposit in the Series Principal Funding Account for the benefit of such Class less Excess Income.

         "Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Accumulation Period, if applicable, shall mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) (x) with respect to each Class that has no Subclasses, the Certificate Rate, or (y) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, in each case for the related Due Period, and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) Class Investment Income for the related Due Period.

         "Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the sum of (i) the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount and (ii) if there is a Subordinate Class with respect to Class A, with respect to Class B only, the sum of (a) the positive difference, if any, between (x) the Class B Subordinated Payment and (y) the amount of Class B Available Finance Charge Collections for the related Due Period and (b) the amount by which the Class A Cumulative Investor Charged-Off Amount is reduced by way of a reallocation of Class B Investor Interest pursuant to Section 9.

         "Class Investor Interest" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Invested Amount for such Class for such Distribution Date minus, if applicable, the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Principal Collections.

         "Class Maximum Rate," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

         "Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Monthly Deficiency Amount" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 10. The Class Monthly Deficiency Amount for each Class initially shall be zero.

         "Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period and (y) the amount of the Investor Servicing Fee for the related Due Period.

         "Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date or any Trust Distribution Date, as applicable:

                 (a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the

         Trust and (ii) the Aggregate Investor Interest, in each case on the first day of the related Due Period; or

                 (b) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

                 (c) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction, the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

                 (d) when used with respect to Finance Charge Collections during the Revolving Period and the Accumulation Period or Controlled Liquidation Period, as applicable, and provided that an Effective Alternative Credit Support Election has been made, during the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

                 (e) when used with respect to Finance Charge Collections during the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable.

         "Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

         "Class Required Amount" with respect to any Class on any Distribution Date, shall mean the sum of (i) the product of (a) the Class Invested Amount with respect to such Class for such

Distribution Date and (b) a fraction, the numerator of which is the Certificate Rate for such Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Interest Calculation Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the Interest Calculation Date following the current Distribution Date, assuming each month has 30 days), (ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for each Due Period subsequent to the immediately preceding Payment Date plus 2.00% per annum and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, (iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero and (C) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Required Amount Shortfall" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 9.

         "Class Subordinated Payment" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, the amount, if any, withheld from Class B Available Collections and paid to or for the benefit of the Class A Certificateholders pursuant to Section 9 on such Distribution Date.

         "Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

         "Class Yield Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Class Yield Percentage for such Class and the amount of Series Yield Collections for such day or the related Due Period, as applicable.

         "Class Yield Percentage" shall mean, with respect to any Class on any Distribution Date (i) during the Revolving Period and the Accumulation Period or Controlled Liquidation Period, as applicable, and, provided that an Effective Alternative Credit Support Election has been made, during the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Class Investor Interest for such Class and the denominator of which shall be the Series Investor Interest, in each case as of the first day of the related Due Period; or (ii) during the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Amortization Event and the denominator of which shall be the sum of the Class Yield Percentages for each Class of the Series established hereby as of such Distribution Date.

         "Commercial Paper Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Commercial Paper Rate," if applicable, shall mean, with respect to any Commercial Paper Determination Date, the rate equal to the Money Market Yield on such Commercial Paper Determination Date of the rate for commercial paper having a maturity of 30 days as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, under the heading "Commercial Paper." In the event that such rate is not published on such date, then the Commercial Paper Rate will be the Money Market Yield on such date of the rate for Commercial Paper having a maturity of 30 days as published by the Federal Reserve Bank of New York in the daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If on such date the rate for commercial paper is not yet published in either H.15 (519) or Composite Quotations, the Commercial Paper Rate for such date shall be calculated by the Trustee and shall be the Money Market Yield of the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upward) of the offered rates, as of 11:00 a.m., New York City time, of three leading dealers of commercial paper in New York City selected by the Trustee on such date, for commercial paper having a maturity of 30 days placed for an industrial issuer whose bond rating is "AA" or the equivalent, from either Rating Agency. In the event that such rates are not available on such date, then the Commercial Paper Rate shall be the Money Market Yield of the rate for commercial paper so provided in a comparable source. The Commercial Paper Rate shall be determined by the Trustee.

         "Controlled Accumulation Amount" with respect to any Distribution Date related to the Accumulation Period shall mean, if applicable, an amount equal to the sum of the Accumulation Amount and any existing Deficit Accumulation Amount; provided, however, that the Controlled Accumulation Amount shall not be less than zero and shall not exceed an amount equal to, through the Class Expected Final Payment Date or Class Final Maturity Date, as applicable, with respect to each Class in turn, beginning with Class A, the Class Investor Interest for such Class.

         "Controlled Liquidation Amount" with respect to any Distribution Date related to the Controlled Liquidation Period shall mean, if applicable, an amount equal to the sum of the Liquidation Amount and any existing Deficit Liquidation Amount; provided, however, that the Controlled Liquidation Amount shall not be less than zero and shall not exceed an amount equal to, with respect to each Class in turn, beginning with Class A, until the applicable Distribution Date set forth in the definition of "Liquidation Amount" with respect to such Class, the Class Invested Amount for such Class.

         "Controlled Liquidation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Counterparty Currency Swap Default," if applicable, shall mean, in the absence of a Trust Swap Default, the failure of the Currency Swap Counterparty to deposit into the Class Foreign Currency Distribution Account on behalf of the Certificateholders of a Class that is subject to a Class Currency Swap on the Frankfurt Business Day immediately preceding any Payment Date with respect to such Class (or within any applicable grace period specified in the Class Currency Swap) the sum of (a) the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period and
(b) if applicable, the product of (x) the amount of principal deposited into the Currency Swap Dollar Escrow Account and (y) the Currency Swap Exchange Rate (if such failure constitutes a default under the terms of the Class Currency Swap).

         "Credit Enhancement" shall mean any credit enhancement obtained by the Master Servicer in accordance with Section 11.

         "Credit Enhancement Account," if applicable, shall have the meaning set forth in Section 8.

         "Credit Enhancement Agreement" shall mean the Agreement among the Sellers, the Master Servicer, the Trustee and the Credit Enhancement Provider with respect to the Credit Enhancement.

         "Credit Enhancement Drawing" shall mean any drawing made under the Credit Enhancement.

         "Credit Enhancement Fee" shall mean, on any Distribution Date, the sum of all fees and interest payable to the Credit Enhancement Provider or the Trustee as administrator of the Credit Enhancement for the related Due Period pursuant to the Credit Enhancement Agreement.

         "Credit Enhancement Provider" shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Counterparty," if any, shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Dollar Escrow Account," if any, shall have the meaning set forth in Section 8 and shall be maintained at the Escrow Agent specified in the Series Term Sheet.

         "Currency Swap Downgrade Trigger," if any, shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Exchange Rate," if applicable, shall mean the fixed Foreign Currency-to-Dollar exchange rate specified in the Class Currency Swap.

         "Currency Swap Termination," if applicable, shall mean the termination of the Class Currency Swap (without the replacement thereof by a Replacement Class Currency Swap or a Qualified Substitute Class Currency Swap Arrangement) prior to the payment in full of the Class Foreign Currency Invested Amount.

         "Deficit Accumulation Amount" shall mean, with respect to the first Distribution Date of the Accumulation Period, zero, and with respect to any other Distribution Date of the Accumulation Period, the amount, if any, by which the amount deposited into the Series Principal Funding Account on the preceding Distribution Date is less than the Controlled Accumulation Amount for such preceding Distribution Date.

         "Deficit Liquidation Amount" shall mean, with respect to the first Distribution Date of the Controlled Liquidation Period, zero, and with respect to any other Distribution Date of the Controlled Liquidation Period, the amount, if any, by which the amount of Certificate Principal paid to the Investor Certificateholders on the preceding Distribution Date is less than the Controlled Liquidation Amount for such preceding Distribution Date.

         "DKV" shall mean Deutscher Kassenverein Aktiengesellschaft in its capacity as depository for the respective accounts of Cedel or Euroclear, or for its own accounts, as the case may be.

         "Dollars" or "U.S.$" or "$" shall mean the lawful currency of the United States of America.

         "Drawing Date" shall mean the first Business Day preceding each Distribution Date.

         "Effective Alternative Credit Support Election" shall have the meaning specified in Section 12.

         "Escrow Agent," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Escrow Agreement," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Estimated Investment Shortfall," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Estimated Yield," if applicable, shall have the meaning specified in the Series Term Sheet.

         "Excess Income" on any Distribution Date shall mean an amount equal to the excess, if any, of (a) interest and other income (net of investment expenses) on such Distribution Date with respect to the funds on deposit in the Series Principal Funding Account during the related Interest Period over (b) the amount on deposit in the Series Principal Funding Account in respect of Certificate Principal during such Interest Period multiplied by a fraction, the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held during such Interest Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Fixed Principal Allocation Event" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the first Distribution Date during the Controlled Liquidation Period or the Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which an Amortization Event with respect to the Series established hereby occurs; and (c) a date selected by the Master Servicer, if any. If the Master Servicer establishes a date for a Fixed Principal Allocation Event pursuant to clause (c) of the preceding sentence, the Master Servicer shall provide notification of such date to Greenwood on behalf of the Holder of the Seller Certificate, the Trustee, the Credit Enhancement Provider and the Rating Agencies no later than two Business Days prior to such date.

         "Foreign Currency," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Foreign Currency LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in Foreign Currency with a duration comparable to the relevant Interest Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in Foreign Currency are offered by major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of at least four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in Frankfurt am Main, selected by the Trustee, at approximately 11:00 a.m., Frankfurt am Main time, on that day for loans in Foreign Currency to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day.

         "Frankfurt Business Day," if applicable, shall mean any day other than a Saturday or a Sunday on which banking institutions in Frankfurt am Main, Germany and New York, New York are not required or authorized by law to be closed.

         "Funded Credit Enhancement" shall mean any Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series established hereby, including, without limitation, a reserve account or a cash collateral account.

         "Group Available Principal Amount" shall mean, with respect to each Distribution Date, the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account pursuant to
Section 9(b)(32)).

         "Group Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Group Excess Spread" shall mean, for any Distribution Date, the sum of the Series Excess Spreads for each Series (including the Series established hereby) that is a member of the same Group as the Series established hereby, in each case for such Distribution Date.

         "Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 8.

         "Group Principal Allocation Event" shall mean the first Distribution Date, if any, on which (i) the sum of the amount of Series Principal Collections less the amount of Series Yield Collections for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is not in its Amortization Period is less than (ii) the Group Required Principal Amount for such Distribution Date.

         "Group Principal Collections Reallocation Account" shall have the meaning specified in Section 8.

         "Group Required Principal Amount" shall mean, with respect to the Group of which the Series established hereby is a member, for any Distribution Date, the sum of the Series Required Principal Amounts for such Distribution Date for each Series that is a member of such Group and that is in its Controlled Liquidation Period or Accumulation Period, as applicable.

         "Initial Credit Enhancement" shall mean the Credit Enhancement first obtained by the Master Servicer pursuant to Section 11.

         "Initial Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

         "Interest Calculation Dates," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

         "Interest Period" shall mean each period from and including a given Distribution Date to but excluding the next following Distribution Date commencing with the first Distribution Date of the Accumulation Period.

         "Interest Rate Cap Provider," if any, shall mean the entity listed as the Interest Rate Cap Provider in the Series Term Sheet, in its capacity as obligor under the Class Interest Rate Caps, or if any Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements are obtained pursuant to
Section 15, the obligor with respect to such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements.

         "Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Distribution Account, the Class Foreign Currency Distribution Account, the Currency Swap Dollar Escrow Account, the Class Currency Swap Termination Account, the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account.

         "Investor Loss" with respect to each Class, shall mean the amount of any reduction in the Class Invested Amount with respect to such Class pursuant to Section 13(b) and, in the event the Receivables are sold pursuant to Section 12.01(b) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the product of (x) a fraction, the numerator of which is the Class Investor Interest and the denominator of which is the Aggregate Investor Interest and (y) the net proceeds of such sale.

         "Investor Servicing Fee" shall mean, with respect to any Distribution Date, an amount equal to the product of the Investor Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest).

         "Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

         "LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of at least four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day.

         "LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in the City of London, England and in New York, New York are not required or authorized by law to be closed.

         "LIBOR Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Liquidation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Maximum Class B Credit Enhancement Amount" shall have the meaning set forth in the Series Term Sheet.

         "Maximum Shared Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

                 Money Market Yield     =         D x 360       x 100
                                               -------------
                                               360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the related Interest Accrual Period.

         "Non-U.S. Holder," shall mean any person who, as to the United States, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of an estate or trust which is not an estate or trust which is subject to United States federal income taxation regardless of the source of its income, or a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of an estate or trust which is not an estate or trust which is subject to United States federal income taxation regardless of the source of its income.

         "Payment Date" shall mean any Interest Payment Date and any Class Expected Final Payment Date.

         "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which shall be the sum of (i) the amount of Finance Charge Collections received during such Due Period, (ii) the amount of Series Yield Collections for each Series then outstanding for such Due Period and (iii) the amount of Series Additional Funds for each Series then outstanding for such Due Period, and the denominator of which shall be the total amount of Principal Receivables in the Trust as of the first day of such Due Period.

         "Principal Commencement Date" shall mean the date designated as such in the Series Term Sheet.

         "Principal Distribution Amount" shall mean, with respect to any Distribution Date occurring in (i) the Accumulation Period, the Controlled Accumulation Amount, (ii) in the Controlled Liquidation Period, the Controlled Liquidation Amount, or (iii) in the Amortization Period, the Series Investor Interest.

         "Principal Distribution Amount Shortfall" with respect to any Distribution Date in the Accumulation Period, the Controlled Liquidation Period or the Amortization Period, as applicable, shall have the meaning set forth in
Section 9.

         "Principal Payment Date" shall mean, if applicable, each date designated as such in the Series Term Sheet.

         "Qualified Credit Enhancement Provider" shall mean, (i) if the Credit Enhancement is not Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements are set forth in the Series Term Sheet if the Initial Credit Enhancement is not Funded Credit Enhancement, or (ii) if the Initial Credit Enhancement is Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements will be established by the Rating Agencies at the time, if any, that the Master Servicer elects to replace the Initial Credit Enhancement with Credit Enhancement that is not Funded Credit Enhancement (or, in either case, such lesser requirements as the applicable Rating Agency shall allow); provided, however, that in the event the Master Servicer elects to obtain Credit Enhancement that is not Funded Credit Enhancement and is unable after the exercise of its best efforts to obtain from a Qualified Credit Enhancement Provider as so defined such Credit Enhancement with respect to which the representations set forth in Section 11(a) shall be true, the term "Qualified Credit Enhancement Provider" shall mean a Person who satisfies such requirements except that its long-term unsecured debt rating by any nationally recognized rating agency may be lower than that set forth in such requirements, but shall not be lower than the highest credit rating of any Person who otherwise satisfies said requirements and from whom the Master Servicer is able to obtain such a Credit Enhancement.

         "Qualified Substitute Cap Arrangement," if any, shall have the meaning specified in Section 15.

         "Qualified Substitute Currency Swap Counterparty," if any, shall mean an institution substituted in place of the then-current Currency Swap Counterparty under a Class Currency Swap, and that otherwise satisfies the conditions set forth in Section 16.

         "Qualified Substitute Class Currency Swap Arrangement," if any, shall have the meaning specified in Section 16.

         "Reimbursed Loss Event" shall mean, with respect to each Class for any Distribution Date, the occurrence of the reimbursement of Investor Losses pursuant to Section 13(c) with respect to such Class on such Distribution Date such that the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero.

         "Reimbursed Loss Interest" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses that have not been reimbursed pursuant to Section 13(c) prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Reimbursed Loss Interest Gross-up Amount" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the actual Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Replacement Class Interest Rate Cap," if any, shall mean an interest rate cap agreement or other interest rate protection having substantially the same terms and conditions as the Class Interest Rate Cap that it replaces, and otherwise satisfying the conditions set forth in Section 15.

         "Replacement Class Currency Swap," if any, shall mean a currency swap agreement or other currency swap protection having substantially the same terms and conditions as the Class Currency Swap that it replaces, and otherwise satisfying the conditions set forth in Section 16.

         "Replacement Class Currency Swap Counterparty," if any, shall mean an institution that succeeds to the interest of or otherwise replaces the then-current Currency Swap Counterparty under a Class Currency Swap, and otherwise satisfies the conditions set forth in Section 16.

         "Representative of the Managers," if any, shall have the meaning set forth in the Series Term Sheet.

         "Required Daily Deposit" shall mean, if applicable, with respect to each Servicer, an amount equal to:

                 (a) during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, the sum of

                          (x)(1) during the Revolving Period, an amount equal to the sum of (i) the sum of the Class Finance Charge Collections and the Class Yield Collections for each Class for such day and (ii) the amount of Class B Principal Collections for such day; minus the sum of the Class B Yield Collections for such day and all accrued but unfunded Class A Monthly Servicing Fees; or

                          (2) during the Accumulation Period or the Controlled Liquidation Period, as applicable, an amount equal to the sum of (i) the amount set forth in clause (1) above and (ii)(A) until the aggregate amount deposited during such Due Period pursuant to this clause (ii) equals the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the related Distribution Date, the amount of Class A Principal Collections for such day less the amount of Class A Yield Collections for such day and (B) thereafter, zero; plus

                          (y)  the positive difference, if any, between

                                   (1) the product of the Class A Percentage for
                          the related Distribution Date with respect to Principal Collections and the amount of Principal Collections received during the Due Period through and including such day, less the product of the Class A Yield Percentage and the amount of Series Yield Collections received during the Due Period through and including such day, and less any amounts deposited into the Collections Account during the Due Period through and including such day pursuant to clause
                          (x)(2)(ii)(A) above or previously deposited during such Due Period pursuant to this clause (y) and

                                   (2) the positive difference, if any, between
                          (i) an amount equal to (A) the aggregate amount of Principal Receivables in the Trust as of such day multiplied by a fraction the numerator of which shall be the Series Initial Investor Interest and the denominator of which shall be sum of the Series Initial Investor Interest for each Series then outstanding minus (B) the Series Investor Interest as of the end of the immediately preceding Due Period (after giving effect to payments of principal made or to be made on the related Distribution Date) and (ii) an amount equal to the positive difference between the Series Minimum Principal Receivables Balance and the Series Investor Interest; provided, however, that any calculation under this paragraph (y) that results in a number less than zero shall be treated as zero; or

                 (b) during the Amortization Period, an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the Series established hereby for such day minus all accrued but unfunded Class A Monthly Servicing Fees; and
multiplied, in each case, by a fraction the numerator of which shall be the aggregate amount of Principal Receivables in the Trust that are serviced by such Servicer and the denominator of which shall be the aggregate amount of Principal Receivables in the Trust; provided, however, that if any Servicer is unable to make the calculations set forth above on any day, the Required Daily Deposit for such Servicer for such day shall be equal to all the Collections received by such Servicer on such day.

                 Notwithstanding the foregoing, (i) upon the occurrence of any circumstance described in Section 10.02(d), (e) or (f) of the Pooling and Servicing Agreement with respect to any Servicer, the Required Daily Deposit for any Series then outstanding shall equal the amount described in paragraph (b) above for such Servicer and (ii) a Servicer may use Collections received by it for its own account prior to the applicable Distribution Date as permitted by Sections 3.03(b) and 4.03(b) of the Pooling and Servicing Agreement.

         "Revolving Period" shall have the meaning set forth in the Series Term Sheet.

         "Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

         "Series Additional Investor Funds," if applicable, shall mean, for any Distribution Date, the Series Additional Funds, if any, that are not applied to payment of the Supplemental Servicing Fee pursuant to Section 14.

         "Series Available Principal Amount" shall mean, for any Distribution Date, if a Group Principal Allocation Event has occurred, for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Liquidation Period or Accumulation Period, as applicable, an amount calculated as follows: For each such Series, seriatim, beginning with the Series with the largest Series Investor Interest for such Distribution Date (and if more than one Series has the same Series Investor Interest on such Distribution Date, beginning with whichever of such Series has the longest time remaining in its Controlled Liquidation Period or Accumulation Period, as applicable (assuming that no Amortization Event occurs with respect to such Series)), an amount equal to (x) the Group Available Principal Amount less (y) the difference between the Series Required Principal Amount and the amount of such Series' Controlled Liquidation Amount or Controlled Accumulation Amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Section 9(b)(31)). For purposes of calculating the Series Available Principal Amount for each other such Series, the Group Available Principal Amount shall be reduced by the Series Available Principal Amount for the prior Series for which the Series Available Principal Amount was calculated.

         "Series Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Collections Account" shall have the meaning specified in
Section 8.

         "Series Cut-Off Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Distribution Account" shall have the meaning specified in
Section 8.

         "Series Excess Servicing" shall mean, as of any Distribution Date, the sum of the amounts of Class Excess Servicing for each Class of the Series established hereby, as such amount is modified pursuant to Section 9.

         "Series Excess Spread" shall mean, for any Distribution Date, an amount equal to (a) the sum of Series Finance Charge Collections, Series Yield Collections, Series Additional Investor Funds and any Class Investment Income for any Class of the Series established hereby minus (b) the sum of (i) with respect to each Class, the product of (A) the Class Invested Amount for such Class for such Distribution Date and (B) a fraction, the numerator of which is the Certificate Rate for that Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the acutal number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the second Frankfurt Business Day following the immediately preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the second Frankfurt Business Day following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30 day months, twelve (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Distribution Date, assuming 30-day months), (ii) the Investor Servicing Fee, (iii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount, and (iv) the Credit Enhancement Fee, in each case for such Distribution Date.

         "Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Finance Charge Collections for each Class for such day or for the related Due Period, as applicable.

         "Series Initial Investor Interest" shall mean the aggregate face amount of Investor Certificates initially authenticated and delivered pursuant to
Section 7, as specified in the Series Term Sheet.

         "Series Interest Funding Account" shall have the meaning specified in
Section 8.

         "Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

         "Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

         "Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any date of determination the sum of (A)
(i) if a Fixed Principal Allocation Event has not occurred, the Series Investor Interest on such date of determination, divided by 0.93 or (ii) if a Fixed Principal Allocation Event has occurred, the Series Investor Interest as of the date of the occurrence of the Fixed Principal Allocation Event, divided by 0.93, and (B) (x) the product of (i) the sum of (1) the amount on deposit in the Series Principal Funding Account on such date of determination and (2) for any date of determination during the Accumulation Period, if any, the Controlled Accumulation Amount for the next Distribution Date, and (ii) a fraction the numerator of which is the Estimated Investment Shortfall and the denominator of which is the Estimated Yield, in each case on such date of determination, divided by (y) 0.93; provided, however, that Greenwood on behalf of the Holder of the Seller Certificate may, upon 30 days prior notice to the Trustee, the Rating Agencies and the Credit Enhancement Provider, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that Greenwood on behalf of the Holder of the Seller Certificate shall have been notified by the Rating

Agencies that such reduction would not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding, and provided, further, that the divisors set forth above may not be increased to more than 0.98.

         "Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date or Trust Distribution Date, as applicable.

         "Series Principal Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Principal Collections for each Class for such day or for the related Due Period, as applicable.

         "Series Principal Collections Account" shall have the meaning specified in Section 8.

         "Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 8. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of (i) the Class A Certificateholders for the period up to and including the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and (ii) if there is a Subordinate Class with respect to Class A, the Class B Certificateholders for the period beginning immediately after the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and ending on the Class B Expected Final Payment Date or Class B Final Maturity Date, as applicable. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 8 unless the context clearly requires otherwise.

         "Series Required Principal Amount" shall mean, with respect to each Distribution Date, with respect to each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Liquidation Period or Accumulation Period, as applicable, the product of (x) (i) if the related Due Period does not occur in February, 1.25 or (ii) if the related Due Period occurs in February, 1.05, and
(y) the Controlled Liquidation Amount or the Controlled Accumulation Amount, as applicable, for such Series for such Distribution Date.

         "Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

         "Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Yield Collections" shall mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

         "Series Yield Factor" shall mean the number identified as such in the Series Term Sheet, as such number may be changed from time to time pursuant to
Section 23.

         "Shared Credit Enhancement" shall mean Credit Enhancement available for the benefit of both the Class A Investor Certificates and the Class B Investor Certificates.

         "Special Payment Date" shall mean each Distribution Date with respect to the Amortization Period and the Distribution Date related to each Class Expected Final Payment Date or Class Final Maturity Date, as applicable.

         "Stated Class B Credit Enhancement Amount" shall mean the "stated amount" with respect to the Credit Enhancement that is available solely for the benefit of the Class B Investor Certificates, as set forth in the Series Term Sheet.

         "Stated Shared Credit Enhancement Amount," if applicable, shall mean the "stated amount" with respect to the shared portion of the Credit Enhancement, as set forth in the Series Term Sheet.

         "Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

         "Subordinate Class" shall mean, with respect to any Class, the Class, if any, identified by the letter of the alphabet next succeeding the letter designating such Class (e.g., the Subordinate Class with respect to Class A is Class B).

         "Subordinate Series" shall mean any Series which is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

         "Supplemental Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Supplemental Credit Enhancement Event" shall occur the first time the long-term debt or deposit rating of Greenwood or any Additional Seller is withdrawn or reduced below BBB- by Standard & Poor's.

         "Supplemental Servicing Fee" shall mean, if applicable, with respect to any Distribution Date, an amount equal to the product of the Supplemental Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Investor Interest on the Series Cut-Off Date).

         "Supplemental Servicing Fee Percentage," if applicable, shall mean the percentage identified as such in the Series Term Sheet.

         "Supplemental Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Telerate Page 3750," if applicable, shall mean the display page so designated on the Dow Jones Telerate Service (or such other rate as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Total Available Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount plus, if applicable, the Stated Shared Credit Enhancement Amount, and, on each Distribution Date thereafter, shall mean the Available Class B Credit Enhancement Amount plus, if applicable, the Available Shared Credit

Enhancement Amount, in each case after all adjustments thereto on the immediately preceding Distribution Date, and, in each case, as adjusted pursuant to Section 9 on such Distribution Date.

         "Total Maximum Credit Enhancement Amount" shall have the meaning set forth in the Series Term Sheet.

         "Trust Swap Default," if applicable, shall mean, with respect to a Class that is subject to a Class Currency Swap, the failure of the Trustee, on behalf of the Trust, to deposit into the Currency Swap Dollar Escrow Account on the Distribution Date immediately preceding the Interest Payment Date (or within any applicable grace period specified in the Class Currency Swap) for payment to the Currency Swap Counterparty for such Class a Dollar amount equal to the sum of the Class Modified Required Amounts for such Class for each Distribution Date of the Interest Accrual Period (or any other amounts required to be deposited pursuant to the Series Supplement).

         "United States" or "U.S." shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

         SECTION 2.  Subordination.

         (a) Subordination of Certain Classes. If there is a Subordinate Class with respect to Class A, the Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Section 9, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates, but only to the extent of the Available Subordinated Amount.

         (b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Sellers shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.

         SECTION 3. Representations and Warranties of the Sellers. The representations and warranties of the Sellers contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. Each Seller also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Seller, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 4. Representations and Warranties of Greenwood as Master Servicer and Servicer. The representations and warranties of Greenwood as the Master Servicer and as a Servicer contained in Section 3.04 of the Pooling and Servicing Agreement are true on and as of the date hereof. Greenwood as Master Servicer and Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by Greenwood have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of Greenwood, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of Greenwood's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of Greenwood, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 5. Representations and Warranties of Other Servicers. The representations and warranties of each Servicer (other than Greenwood), if any, contained in Section 3.05 of the Pooling and Servicing Agreement are true and correct on and as of the date hereof. Each such Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Servicer, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 6. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.16 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

         SECTION 7.  The Investor Certificates.

         (a)  The Certificates.

                 (i) The Series Term Sheet for the Series established hereby will indicate whether the Investor Certificates of each Class will be issued in registered or bearer form. The Investor Certificates of a Class that will be issued in registered form shall be issued in accordance with Article VI of the Pooling and Servicing Agreement. The Investor Certificates for a Class that will be issued in bearer form will initially be represented by a single temporary global certificate (the "Temporary Global Certificate"), without Coupons, in the denomination of the Class Foreign Currency Initial Investor Interest, and substantially in the form set forth in Exhibit A attached hereto. The Temporary Global Certificate will be authenticated by or on behalf of the Trustee in the manner set forth in Section 7(c) hereof and will be deposited outside the United States with the Depository as the depository for Cedel and Euroclear. Interests in the Temporary Global Certificate may be exchanged as described below for interests in a permanent global certificate (the "Permanent Global Certificate") in bearer form without Coupons, and substantially in the form set forth in Exhibit B attached hereto.

                 (ii) The Representative of the Managers shall advise the Trustee, the Sellers, the Depository, Cedel and Euroclear of the Initial Exchange Date. Not earlier than the Initial Exchange Date, Greenwood on behalf of the Holder of the Seller Certificate will execute and deliver to the Trustee or its designated agent, in either case, outside the United States, the Permanent Global Certificate. Upon delivery, the Permanent Global Certificate will be authenticated by or on behalf of the Trustee in the manner set forth in
Section 7(c) hereof and shall be exchanged for interests in the Temporary Global Certificate upon delivery thereof by the Depository to the Trustee or its designated agent, in either case, outside the United States. Upon any exchange of all or a portion of the Temporary Global Certificate for an interest in the Permanent Global Certificate, both the Temporary Global Certificate and the Permanent Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction and corresponding increase in their principal amounts, as applicable. No interest will be paid in respect of any interest in the Temporary Global Certificate and no exchange of an interest in the Temporary Global Certificate for an interest in the Permanent Global Certificate shall occur until the person entitled to receive such interest payment or any such interest in the Permanent Global Certificate provides written certification as to non-U.S. beneficial ownership substantially in the form of Exhibit J attached hereto. Upon receipt of such certification, the Trustee shall cause the Permanent Global Certificate to be endorsed. A beneficial owner of an interest in the Permanent Global Certificate may elect upon not less than 60 days' prior notice to the Trustee given through the Depository, Euroclear or Cedel to exchange such interest for one or more definitive Class A Certificates in bearer form, substantially in the form of Exhibit C attached hereto, with Coupons attached thereto, substantially in the form of Exhibit E attached hereto, at the time of issue for the interest due on each Interest Payment Date for such Class after the Second Exchange Date. In addition, beneficial interests in the Permanent Global Certificate will be exchanged for definitive Class A Certificates as soon as practicable following the receipt by the Sellers of notice that the Depository, Cedel or Euroclear has been closed for a continuous period of fourteen days (other than by reason of holidays, statutory or otherwise) or otherwise permanently has ceased business or has announced an intention permanently to cease business. If an exchange of interests in the Permanent Global Certificate is made necessary under the circumstances described in the immediately preceding sentence, the Trustee shall notify Cedel, Euroclear and the Depository of the occurrence of any such event and of the expected availability of the definitive Class A Certificates. Until so exchanged, the Permanent Global Certificate shall in all respects be entitled to the same benefits under the Pooling and Servicing Agreement as definitive Class A Certificates authenticated and delivered hereunder.

                 (iii) All interests in the Permanent Global Certificate shall be exchanged for (i) definitive Class A Certificates and (ii) if so directed by the Sellers, one or more definitive Technical Global Certificates (in lieu of definitive Class A Certificates), substantially in the form of Exhibit D attached hereto, with Coupons attached, substantially in the form of Exhibit F attached hereto, to be deposited with the Depository within 60 calendar days (or if the last day of such period is not a Frankfurt Business Day, on the next succeeding Frankfurt Business Day) following receipt of notice from Cedel, Euroclear or the Depository to the Paying Agent or to the Trustee, requesting definitive Class A Certificates (the "Second Exchange Date"). Upon such exchange, the Permanent Global Certificate shall be cancelled. No later than 45 days prior to the Second Exchange Date, the Trustee shall send written notice to the Sellers, the Servicer, each Paying Agent, the Depository, Euroclear, Cedel and the Representative of the Managers of receipt of such notice. For so long as Investor Certificates issued in bearer form are listed on the Frankfurt Stock Exchange, the Servicer shall publish or cause to be published a notice relating to the Second Exchange Date in a newspaper of nationwide circulation designated by the Frankfurt Stock Exchange. On any Frankfurt Business Day following the Second Exchange Date, the Sellers may request that any definitive Technical Global Certificates be exchanged outside the United States (within 60 calendar days) for definitive Class A Certificates. Upon such exchange, such definitive Technical Global Certificate shall be cancelled.

                 (iv) Any exchange as provided in this Section shall be made free of charge to the beneficial owners of the Temporary Global Certificate, the beneficial owners of the Permanent Global Certificate and the beneficial owners of any Technical Global Certificate, except that a person receiving definitive Class A Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such definitive Class A Certificates in person at the offices of the Depository.

                 (v) The following legend will appear in English on all Bearer Certificates and Coupons: "Any United States Person who holds this obligation will be subject to limitations under United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the United States Internal Revenue Code. Terms used in the preceding sentence will have the meanings given to them by the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder."

                 (vi) The delivery to the Trustee by Cedel or Euroclear of any written statement referred to above may be relied upon by the Sellers and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to Cedel or Euroclear, as applicable, pursuant to the terms of this Series Supplement. The Trustee, Cedel and Euroclear, as the case may be, shall retain each certificate delivered pursuant to this Section 7 for a period of four calendar years following the calendar year in which such certificate is received.

         (b) Special Certificates. Immediately upon the occurrence of an Amortization Event, the Sellers shall execute and deliver to the Paying Agent on behalf of the Trustee, Special Certificates substantially in the form of Exhibit G, with Coupons attached substantially in the form of Exhibit H (the "Monthly Payment Coupons"), in such amounts as to permit the exchange of all outstanding definitive Class A Certificates for Special Certificates, and thereafter shall execute, and deliver to the Paying Agent on behalf of the Trustee, Special Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under the Pooling and Servicing Agreement and the Series Supplement. Upon surrender outside the United States of any Class A Certificate and any unmatured Interest Coupons appertaining thereto to any Paying Agent, the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, outside the United States to the Investor Certificateholder surrendering such definitive Class A Certificate a Special Certificate, with Monthly Payment Coupons attached, representing the same Fractional Undivided Interest as the Class A Certificate surrendered and entitling the Holder to receive monthly payment of principal and interest on the second Frankfurt Business Day following each Special Payment Date. Such Holder shall receive one Monthly Payment Coupon for each Class A Interest Payment Date during the period from the date of such surrender to the Series Termination Date. After commencement of the Amortization Period, Holders of Class A Certificates must surrender such Class A Certificates and all unmatured Interest Coupons appertaining thereto in exchange for Special Certificates and Monthly Coupons in order to receive monthly payments of principal and interest on the second Frankfurt Business Day following each Special Payment Date. In the event that Class A Certificates are required to be exchanged pursuant to this paragraph, the Sellers shall (i) notify the Trustee, the Paying Agent, any other paying agency, the Depository, Cedel or Euroclear of such requirement prior to the first Special Payment Date, (ii) instruct the Trustee to include in the next statement prepared pursuant to Section 17 of this Series Supplement a notice that Class A Certificates must be exchanged for Special Certificates and (iii) give notice of such requirement to Class A Certificateholders in accordance with Section 19 hereof.

         (c) Authentication of Certificates. On or about the Series Closing Date, the Temporary Global Certificate representing the Class Foreign Currency Initial Investor Interest for any Class issued in bearer form shall be authenticated by or on behalf of the Trustee, upon the order of the Sellers, and delivered to the Depository outside the United States. Upon the exchange of beneficial interests in the Temporary Global Certificate for beneficial interests in the Permanent Global Certificate, the Permanent Global Certificate shall be authenticated by or on behalf of the Trustee and delivered to the Depository outside the United States. Upon the exchange of beneficial interests in the Permanent Global Certificate for definitive Class A Certificates and/or definitive Technical Global Certificates, the definitive Class A Certificates and/or definitive Technical Global Certificates shall be authenticated by or on behalf of the Trustee and delivered to persons entitled thereto outside the United States in authorized denominations specified by the Depository, Cedel or Euroclear, as applicable (but not to exceed an aggregate amount equal to the Class Foreign Currency Initial Investor Interest for such Class).

         SECTION 8. Establishment and Administration of Investor Accounts and the Credit Enhancement Account.

         (a) The Series Distribution Account, Series Collections Account and Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, three non-interest bearing segregated demand deposit accounts (the "Series Distribution Account," the "Series Collections Account" and the "Series Principal Collections Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account; provided, however, that all interest and earnings (less investment expenses) on funds on deposit in any such account shall be paid to the Holder of the Seller Certificate in accordance with Section 4.02(c) of the Pooling and Servicing Agreement. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

         (b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, two non-interest bearing segregated trust accounts for the Group of which the Series established hereby is a member (the "Group Finance Charge Collections Reallocation Account" and the "Group Principal Collections Reallocation Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Group Finance Charge Collections Reallocation Account and in the Group Principal Collections Reallocation Account.

         (c) The Series Principal Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Series Principal Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

         Funds on deposit in the Series Principal Funding Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Master Servicer on behalf of the Trustee) at the direction of Greenwood on behalf of the Holder of the Seller Certificate, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date. On or before the occurrence of the first Distribution Date with respect to the Accumulation Period or Controlled Liquidation Period, as applicable (and on or before any subsequent Distribution Date in which the notice previously given is no longer correct or valid), the Master Servicer shall notify the Trustee of the amount of Series Principal Collections to be deposited into the Series Principal Funding Account on such Distribution Date, and Greenwood on behalf of the Holder of the Seller Certificate shall direct the Trustee in writing to invest the funds that will be on deposit in the Series Principal Funding Account on such Distribution Date (including any funds previously invested in Permitted Investments that will be available for reinvestment on such Distribution Date) in Permitted Investments. Greenwood's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, Greenwood on behalf of the Holder of the Seller Certificate shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that Greenwood on behalf of the Holder of the Seller Certificate fails to direct the Trustee to invest or reinvest any funds that are deposited in the Series Principal Funding Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from Greenwood; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         (d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, in the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Series Interest Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. Any funds on deposit in the Series Interest Funding Account for more than one Business Day shall be invested in Permitted Investments pursuant to Section 4.02(c) of the Pooling and Servicing Agreement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

         (e) The Credit Enhancement Account. If the Credit Enhancement is Funded Credit Enhancement, the Master Servicer, for the benefit of the Certificateholders and the Credit Enhancement Provider, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Credit Enhancement Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Credit Enhancement Provider. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Credit Enhancement Account and in all proceeds thereof. The Credit Enhancement Account shall be under the sole dominion and control of the Trustee as the administrator of the Credit Enhancement for the benefit of the Certificateholders and the Credit Enhancement Provider; provided, however, the Master Servicer may make Credit Enhancement Drawings pursuant to, and for the purposes set forth in, Section 9. The interest of the Credit Enhancement Provider in the Credit Enhancement Account shall be subordinated to the interests of the Certificateholders to the extent provided herein and in the Credit Enhancement Agreement. The Trustee, at the direction of the Master Servicer, shall (i) on the Series Closing Date, deposit into the Credit Enhancement Account an amount equal to the sum of the Stated Shared Credit Enhancement Amount and the Stated Class B Credit Enhancement Amount (such amounts to be funded by the Credit Enhancement Provider pursuant to the Credit Enhancement Agreement) and (ii) make withdrawals from, and deposits to, the Credit Enhancement Account from time to time in the amounts and for the purposes set forth in this Series Supplement. The Credit Enhancement Provider shall not be entitled to reimbursement from the assets of the Trust for any withdrawals from the Credit Enhancement Account except as specifically provided in this Series Supplement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Credit Enhancement Account.

         Funds on deposit in the Credit Enhancement Account shall be invested in Permitted Investments by the Trustee as administrator of the Credit Enhancement at the direction of the Master Servicer, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies and any funds received with respect to the maturity of a Permitted Investment shall be available in sufficient time to allow for any payments to be made to the Investor Certificateholders on such Distribution Date. The Master Servicer's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, the Master Servicer shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that the Master Servicer fails to direct the Trustee to invest or reinvest any funds that are deposited in the Credit Enhancement Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from the Master Servicer; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Credit Enhancement Account shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the Credit Enhancement Account, all investment earnings on such funds shall be deemed not to be available or on deposit. If, on any Distribution Date, after giving effect to all other deposits to and withdrawals from the Credit Enhancement Account as of such Distribution Date, the amount on deposit in the Credit Enhancement Account is greater than the Total Maximum Credit Enhancement Amount, then the excess of the amount on deposit over the Total Maximum Credit Enhancement Amount shall be withdrawn from the Credit Enhancement Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

         Upon the earliest to occur of (i) the termination of the Trust, (ii) the Series Termination Date and (iii) the day on which the Class Invested Amount for each Class of the Series established hereby is paid in full, and after payment of all amounts to be paid on such day from the Credit Enhancement Account to or for the benefit of Investor Certificateholders of the Series established hereby, all amounts remaining on deposit in the Credit Enhancement Account shall be withdrawn from such account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

         (f) The Class Foreign Currency Distribution Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class, shall cause to be established and maintained in the name of the Paying Agent, an account outside the United States (the "Class Foreign Currency Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. Pursuant to the authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Class Foreign Currency Distribution Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Class Foreign Currency Distribution Account and in all proceeds thereof and each Paying Agent with respect to such Class (as specified in the Series Term Sheet) shall have the revocable authority to make withdrawals from the Class Foreign Currency Distribution Account. Notwithstanding Section 6.08(b) of the Pooling and Servicing Agreement, the Class Foreign Currency Distribution Account shall not be a segregated trust account and the Principal Paying Agent shall make no certification with respect thereto.

         (g) The Currency Swap Dollar Escrow Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class and the Currency Swap Counterparty, shall cause to be established and maintained in the name of the Trust, with the Escrow Agent identified in the Series Term Sheet, a non-interest bearing escrow account (the "Currency Swap Dollar Escrow Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Currency Swap Dollar Escrow Account and in all proceeds thereof. Any funds on deposit in the Currency Swap Dollar Escrow Account for more than one Business Day shall be invested in Permitted Investments specified in clause (a)(iii) of the definition of Permitted Investments in accordance with the terms of the Escrow Agreement. The Escrow Agent at all times shall maintain accurate records reflecting each transaction in the Currency Swap Dollar Escrow Account. All funds deposited into the Currency Swap Dollar Escrow Account shall be either released by the Escrow Agent to the Currency Swap Counterparty or returned to the Trustee as provided in the Escrow Agreement for conversion into Deutsche Marks by the Trustee at the then prevailing exchange rate in New York.

         (h) The Class Currency Swap Termination Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Class Currency Swap Termination Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. The Trustee, at the direction of the Master Servicer, shall deposit into the Class Currency Swap Termination Account any funds (in Dollars) received by the Trustee from the Currency Swap Counterparty with respect to an Event of Default (as defined in the Class Currency Swap) on the date such funds are received. Pursuant to the authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Class Foreign Distribution Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Class Currency Swap Termination Account.

         Funds on deposit in the Class Currency Swap Termination Account shall be invested in Permitted Investments by the Trustee at the direction of the Master Servicer, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies and any funds received with respect to the maturity of a Permitted Investment shall be available in sufficient time to allow for any payments to be made to the Investor Certificateholders on the applicable Interest Payment Date with respect to such Class. The Master Servicer's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, the Master Servicer shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that the Master Servicer fails to direct the Trustee to invest or reinvest any funds that are deposited in the Class Currency Swap Termination Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from the Master Servicer; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         (i) Transfer of Investor Accounts. If at any time any of the Investor Accounts established in Sections 8(a) through 8(e) or 8(h) is not being held by the Trustee and the institution holding such Investor Account ceases to be a Qualified Institution, the Master Servicer shall within 10 Business Days establish a new Investor Account (meeting any conditions specified in this Series Supplement with respect to such Investor Account) with a Qualified Institution and transfer any cash and/or any investments to such new Investor Account.

         SECTION 9.  Allocations of Collections.

         (a) Deposits to Series Collections Account. On or before each Distribution Date, the Master Servicer shall direct the Trustee in writing to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the related Due Period. On or before each Distribution Date, the Class Additional Funds for each Class of the Series established hereby shall also have been deposited into the Series Collections Account pursuant to Section 4.03(e) of the Pooling and Servicing Agreement.

         (b) Deposits During the Revolving Period, Accumulation Period, Controlled Liquidation Period or Amortization Period, as Applicable. The Master Servicer shall, on or before each Distribution Date during the Revolving Period, the Accumulation Period, the Controlled Liquidation Period or any Amortization Period, as applicable, direct the Trustee in writing that funds be paid or deposited in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below; provided, however, that if the Credit Enhancement is not Funded Credit Enhancement, then no amounts (other than any Credit Enhancement Fees or any amounts paid to the Trustee as Administrator of the Credit Enhancement in respect of the Total Available Credit Enhancement Amount) that are measured or determined by reference to Class Excess Servicing for any Class, Series Excess Servicing or the amount on deposit at any time in the Group Finance Charge Collections Reallocation Account shall be paid or deposited if, on the related Drawing Date, the Credit Enhancement Provider is unable to pay its debts as they become due.

         (1) During the Accumulation Period or on the first Distribution Date of the Amortization Period, if applicable, an amount equal to the amount of Class Investment Income for the related Due Period for any Class shall be withdrawn from the Series Principal Funding Account and deposited into the Series Collections Account.

         (2)  With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Required Amount and

                 (y) the sum of (1) Class A Finance Charge Collections, (2) Class A Yield Collections, (3) Class A Investment Income, if applicable, and (4) Class A Additional Funds shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Required Amount exceeds the amount of such deposit shall be the "Class A Required Amount Shortfall."

         (3)  With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Required Amount Shortfall and

                 (y) funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall shall be reduced by the amount of such deposit.

         (4)  With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Cumulative Investor Charged-Off Amount and

                 (y)  Class A Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, Series Excess Servicing and the Available Subordinated Amount shall be reduced by the amount of such deposit.

         (5)  An amount equal to the lesser of

                 (x)  the Class A Cumulative Investor Charged-Off Amount and

                 (y) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (6) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x)  the Class A Required Amount Shortfall,

                 (y)  the Available Subordinated Amount, and

                 (z)  Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Subordinated Payment shall be increased by, and the Class A Required Amount Shortfall, the Available Subordinated Amount and Class B Available Collections shall be decreased by, the amount of such deposit.

         (7) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x)  the Class A Cumulative Investor Charged-Off Amount,

                 (y)  the Available Subordinated Amount, and

                 (z)  Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Subordinated Payment shall be increased by, and the Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and Class B Available Collections shall be reduced by, the amount of such deposit.

         (8) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x)  the Class B Required Amount and

                 (y)  the positive difference, if any, between

                          (1) the amount of Class B Available Finance Charge Collections, and

                          (2) the Class B Subordinated Payment

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Required Amount exceeds the amount of such deposit shall be the "Class B Required Amount Shortfall."

         (9) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x)  the Class B Required Amount Shortfall and

                 (y) funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall shall be reduced by the amount of such deposit.

         (10) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x)  the Class B Cumulative Investor Charged-Off Amount and

                 (y) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (11) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x)  the Class A Required Amount Shortfall,

                 (y)  the Available Subordinated Amount, and

                 (z)  Series Excess Servicing
shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Required Amount Shortfall, the Available Subordinated Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

         (12) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x)  the Class A Cumulative Investor Charged-Off Amount,

                 (y)  the Available Subordinated Amount, and

                 (z)  Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit. If the Class A Cumulative Investor Charged-Off Amount is greater than zero after such reduction, the Class A Cumulative Investor Charged-Off Amount shall be further reduced by an amount equal to the least of

                 (x)  the Class A Cumulative Investor Charged-Off Amount,

                 (y)  the Available Subordinated Amount, and

                 (z)  the Class B Investor Interest.

The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the Class B Investor Interest shall each be reduced by such least amount, and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount.

         (13) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x)  the Class B Required Amount Shortfall and

                 (y)  Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

         (14) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x)  the Class B Cumulative Investor Charged-Off Amount and

                 (y)  Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

         (15)  An amount equal to the lesser of

                 (x) the amount by which the Total Available Credit Enhancement Amount is less than the Total Maximum Credit Enhancement Amount and

                 (y)  Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. If there is Shared Credit Enhancement, such deposit shall increase the Available Shared Credit Enhancement Amount until the Available Shared Credit Enhancement Amount equals the Maximum Shared Credit Enhancement Amount. If there is a Subordinate Class with respect to Class A, any remaining portion of such deposit shall increase the Available Class B Credit Enhancement Amount until the Available Class B Credit Enhancement Amount equals the Maximum Class B Credit Enhancement Amount. The Total Available Credit Enhancement Amount shall be increased by, and the amount of Series Excess Servicing shall be decreased by, the amount of such deposit.

         (16) If there is Shared Credit Enhancement, and if the Class A Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class A Required Amount Shortfall and

                 (y)  the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (17) If there is Shared Credit Enhancement, and if the Class A Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class A Cumulative Investor Charged-Off Amount and

                 (y)  the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (18) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class B Required Amount Shortfall and

                 (y) the Available Shared Credit Enhancement Amount and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (19) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class B Cumulative Investor Charged-Off Amount and

                 (y)  the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (20) If there is Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class B Required Amount Shortfall and

                 (y)  the Available Class B Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (21) If there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                 (x)  the Class B Cumulative Investor Charged-Off Amount and

                 (y)  the Available Class B Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (22)  An amount equal to the lesser of

                 (x)  the Credit Enhancement Fee and

                 (y)  Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as the administrator of the Credit Enhancement for application in accordance with the provisions of the Credit

Enhancement Agreement. The amount of Series Excess Servicing shall be reduced by the amount of such payment.

         (23) An amount equal to the amount of Series Excess Servicing shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

         (24) The allocations set forth in clauses (24)(A) and (24)(B) shall be made, first, with respect to Class A, and then, if there is a Subordinate Class with respect to Class A, the allocations set forth in clauses (24)(A) and
(24)(B) shall be made with respect to Class B, to the extent that funds are available pursuant to this clause (24):

                 (A)  An amount equal to the lesser of

                          (x)  the Class Required Amount Shortfall and

                          (y)  the product of

                               (1) a fraction the numerator of which is the Class Required Amount Shortfall and the denominator of which is the sum of the Class Required Amount Shortfalls for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (24)) and

                               (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class Required Amount Shortfall shall be reduced by the amount of such deposit.

                 (B)  An amount equal to the lesser of

                          (x) the Class Cumulative Investor Charged-Off Amount and

                          (y)  the product of

                               (1) a fraction the numerator of which is the Class Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the Class Cumulative Investor Charged-Off Amounts for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (24)) and

                               (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (25) The allocations set forth in clauses (25)(A) and (25)(B) shall be made, to the extent that funds are available pursuant to this clause (25):

                 (A) If there is Shared Credit Enhancement, an amount equal to the lesser of

                          (x) the amount by which the Available Shared Credit Enhancement Amount is less than the Maximum Shared Credit Enhancement Amount and

                          (y)  the product of

                                   (1) a fraction, the numerator of which is the amount by which the Available Shared Credit Enhancement Amount is less than the Maximum Shared Credit Enhancement Amount and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Shared Credit Enhancement Amount for such Series is less than the Maximum Shared Credit Enhancement Amount for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                                   (2) the amount on deposit in the Group
                                   Finance Charge Collections Reallocation
                                   Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements,

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Such deposit shall increase the Available Shared Credit Enhancement Amount.

                 (B) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                          (x) the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount and

                          (y)  the product of

                                   (1) a fraction, the numerator of which is the amount by which the Available Class B Credit Enhancement Amount is less than the

                                   Maximum Class B Credit Enhancement Amount and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Class B Credit Enhancement Amount for such Series is less than the Maximum Class B Credit Enhancement Amount for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                                   (2) the amount on deposit in the Group
                                   Finance Charge Collections Reallocation
                                   Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements,

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Such deposit shall increase the Available Class B Credit Enhancement Amount.

         (26) After all allocations from the Group Finance Charge Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, an amount equal to the product of (x) a fraction the numerator of which shall be the Series Investor Interest and the denominator of which shall be the sum of the Series Investor Interests for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) and (y) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from such account and allocated pursuant to the provisions of the Series Supplements for each other Series that is a member of the same Group as the Series established hereby.

         (27) Any amounts remaining on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

         (28) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

                 (x)  the Principal Distribution Amount and

                 (y) the amount on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account. The amount by which the Principal Distribution Amount exceeds the amount of such deposit shall be the "Principal Distribution Amount Shortfall."

         (29) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

                 (x)  the Principal Distribution Amount Shortfall and

                 (y) funds, if any, available to pay such Principal Distribution Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

         (30) Any amounts remaining on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and be deposited into the Group Principal Collections Reallocation Account.

         (31) During the Accumulation Period or the Controlled Liquidation Period, as applicable, the allocation set forth below shall be made with respect to each Class, beginning with Class A and continuing, seriatim, for each Class, to the extent that funds are available pursuant to this clause (31):

                 An amount equal to the lesser of

                 (x) the portion of the Principal Distribution Amount Shortfall that is allocable to such Class and

                 (y)  the product of

                          (1) a fraction the numerator of which is the portion of the Principal Distribution Amount Shortfall that is allocable to such Class and the denominator of which is the sum of the portions of the Principal Distribution Amount Shortfalls allocable to all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs that are in their Accumulation Periods or Controlled Liquidation Periods, as applicable (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (31)) and

                          (2) the amount on deposit in the Group Principal Collections Reallocation Account before any withdrawals therefrom with respect to any other Series shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

         (32) After all allocations from the Group Principal Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, the amount remaining on deposit in the Group Principal Collections Reallocation Account shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account.

         (33) After all other allocations have been provided for with respect to each Series then outstanding (whether or not such Series is a member of the same Group as the Series established hereby), the lesser of

                 (x)  the amount of the Seller Interest and

                 (y)  the amount on deposit in the Collections Account

shall be paid to the Holder of the Seller Certificate. If, after such payment, any amounts remain on deposit in the Collections Account, such amounts shall remain in the Collections Account for allocation as Principal Collections on the next Trust Distribution Date.

         SECTION 10.  Payments.

                 (a)      Payments.

         (1) On each Distribution Date related to a Due Period in the Accumulation Period, and on the first Distribution Date of the Amortization Period, the Master Servicer shall direct the Trustee in writing to withdraw the amount of Excess Income, if any, on deposit in the Series Principal Funding Account from the Series Principal Funding Account and pay such amount to the Holder of the Seller Certificate.

         (2) On each Distribution Date, after giving effect to payments made pursuant to Section 9 and the calculation of Investor Losses and adjustment of the Class Investor Interest and Class Invested Amount with respect to each Class pursuant to Section 13, the Master Servicer shall direct the Trustee in writing to withdraw and cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders, seriatim, with respect to each Class, beginning with Class A, until such payments have been made with respect to each Class, as set forth below:

                 (A)  First, an amount equal to the lesser of

                          (x)  the Class Modified Required Amount and

                          (y) the amount deposited into the Series Distribution Account with respect to such Class on such Distribution Date pursuant to Section 9 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The amount by which the Class Modified Required Amount exceeds the amount so deposited into the Series Interest Funding Account shall be the Class Monthly Deficiency Amount with respect to such Distribution Date.

                 (B)  Second, an amount equal to the lesser of

                          (x) the sum of the Class Monthly Servicing Fee for such Distribution Date and all accrued but unpaid Class Monthly Servicing Fees from prior months and

                          (y) the amount deposited into the Series Distribution Account with respect to such Class on such Distribution Date pursuant to Section 9 less the amount deposited into the Series Interest Funding Account with respect to such Class pursuant to clause
                          (A) above

shall be withdrawn from the Series Distribution Account and paid to the Master Servicer.

         (3) On the Distribution Date occurring in the same calendar month as each Interest Payment Date, the Master Servicer shall direct the Trustee in writing to deposit into the Series Interest Funding Account any Class Interest Rate Cap Payment made by any Interest Rate Cap Provider for any Class or Subclass pursuant to the Class Interest Rate Cap for such Class or Subclass.

         (4) On the Distribution Date occurring in the same calendar month as each Interest Payment Date, after giving effect to the payments described above on such day, the Master Servicer shall direct the Trustee in writing to withdraw the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date. Such amount shall be paid, or converted into Foreign Currency, as follows:

                 (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount on each Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

                 (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                 (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period relating to such Interest Payment Date. The positive difference, if any, between (i) the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period and (ii) the amount of Foreign Currency so obtained, shall be the "Class Foreign Currency Interest Shortfall."

Any amounts withdrawn from the Series Interest Funding Account pursuant to this clause (4) and not paid or converted into Foreign Currency shall be redeposited into the Series Interest Funding Account and shall be deemed, on the next Interest Payment Date, to be amounts deposited since the preceding Interest Payment Date.

         (5) The Master Servicer shall direct the Trustee in writing to withdraw from the Class Currency Swap Termination Account and convert into Foreign Currency at the then prevailing spot exchange rate in New York the lesser of

                 (x) the amount of dollars that, when converted into Foreign Currency, will equal the Class Foreign Currency Interest Shortfall and

                 (y) the amount on deposit in the Class Currency Swap Termination Account.

         (6) On each Frankfurt Business Day immediately preceding each Interest Payment Date with respect to any Class or Subclass that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period relating to such Interest Payment Date, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars pursuant to Sections 10(a)(4) and 10(a)(5) (x) on deposit in the Series Interest Funding Account and
(y) on deposit in the Class Currency Swap Termination Account (up to the amount necessary to obtain the Class Foreign Currency Interest Shortfall) into Foreign Currency at the then prevailing spot exchange rate in New York and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this Section 10.

         (7) On each Distribution Date occurring in the same calendar month as each Principal Payment Date or on each Special Payment Date, as applicable, after giving effect to the payments described above on such day, an amount equal to the lesser of

                 (x)  the Principal Distribution Amount and

                 (y) the amount deposited into the Series Principal Funding Account on such Distribution Date pursuant to Section 9 shall be withdrawn from the Series Principal Funding Account. Such amount shall be paid or converted into Foreign Currency as follows:

                 (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor
                 Certificateholders of such Class or Subclass in accordance with
                 Section 5.01 of the Pooling and Servicing Agreement;

                 (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                 (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Principal Payment Date or Special Payment Date, as applicable.

Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the

Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (7) in excess of the Class Invested Amount for such Class, nor shall any amounts be paid in excess of the Class Foreign Currency Invested Amount, if applicable. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate. Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (7) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

         (8) On the first Distribution Date of the Amortization Period, if any, after giving effect to the payments and withdrawals and conversions described above on such day, an amount equal to the lesser of

                 (x)  the Series Invested Amount and

                 (y)  the amount on deposit in the Series Principal Funding
                 Account

shall be withdrawn from the Series Principal Funding Account. Such amount shall be paid or converted into Foreign Currency as follows:

                 (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor
                 Certificateholders of such Class or Subclass in accordance with
                 Section 5.01 of the Pooling and Servicing Agreement;

                 (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                 (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Special Payment Date.

Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (8) in excess of the Class Invested Amount for such Class, nor shall any amounts be paid in excess of the Class Foreign Currency Invested Amount, if applicable. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate. Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (8) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

         (9) On each Special Payment Date, after giving effect to the payments, withdrawals and conversions described above on such day, the Master Servicer shall direct the Trustee in writing to withdraw from the Class Currency Swap Termination Account and convert into Foreign Currency at the then prevailing spot exchange rate in New York, an amount equal to the lesser of

         (x) the amount of dollars that, when converted into Foreign Currency, will equal the positive difference, if any, between
                 (i) the product of (A) the amounts withdrawn from the Series Principal Funding Account with respect to any Class that is subject to a Class Currency Swap and (B) the Currency Swap Exchange Rate and (ii) the amount of Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account into Foreign Currency at the then prevailing spot exchange rate in New York and

         (y)     the amount on deposit in the Class Currency Swap Termination
                 Account.

Any amount remaining on deposit in the Class Currency Swap Termination Account following the earliest of (1) the payment in full of the Class Foreign Currency Invested Amount, (2) the payment in full of the Series Invested Amount or (3) the Series Termination Date, shall be withdrawn from the Class Currency Swap Termination Account and paid to the Holder of the Seller Certificate.

         (10) On each Principal Payment Date or on the Frankfurt Business Day following each Special Payment Date, if applicable, with respect to any Class or Subclass that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to the Class Foreign Currency Invested Amount, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account and the Class Currency Swap Termination Account into Foreign Currency at the then prevailing spot exchange rate in New York pursuant to Section 10(a)(9) and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this
Section 10.

         (11) On the Distribution Date occurring in the same calendar month as the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable, the Master Servicer shall direct the Trustee in writing to withdraw the amount on deposit in the Series Principal Funding Account with respect to each Class; provided that such amount shall be no greater than the Class Invested Amount and funds, if any, remaining on deposit in the Series Principal Funding Account after the payment in full of the Class Invested Amount with respect to each Class shall be withdrawn and paid to the Holder of the Seller Certificate. Such amount shall be paid or converted into Foreign Currency as follows:

                 (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor
                 Certificateholders of such Class or Subclass in accordance with
                 Section 5.01 of the Pooling and Servicing Agreement;

                 (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                 (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Class Expected Final Payment Date or Class Final Maturity Date, if applicable.

Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (11) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

         (12) On the Frankfurt Business Day immediately preceding the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable, with respect to any Class or Subclass that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to Class Foreign Currency Invested Amount, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account into Foreign Currency at the then prevailing spot exchange rate in New York pursuant to Section 10(a)(11) and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this Section 10.

                 (b) Payments to the Sellers and/or the Master Servicer. Notwithstanding the other provisions in Section 9 and this Section 10, any amounts payable to Greenwood on behalf of the Holder of the Seller Certificate or to the Master Servicer on any Distribution Date pursuant to Section 9 and this Section 10 may be paid prior to such Distribution Date pursuant to Section 4.03(d) of the Pooling and Servicing Agreement.

                 (c) Payments to Holders of Investor Certificates in Bearer Form. On each Payment Date, with respect to any outstanding Class of Investor Certificates issued in bearer form and denominated in a Foreign Currency, the principal and interest on the Bearer Certificates will be payable in Foreign Currency only against surrender of the Bearer Certificates or Coupons, as the case may be, and subject to applicable laws and regulations at the offices of any Paying Agent outside the United States. Payments of principal and interest on the Bearer Certificates will be made by Foreign Currency check or Foreign Currency bank draft drawn on a bank account which, at the Paying Agent's discretion, shall be in Frankfurt or London, or by transfer in same day funds to a Foreign Currency account maintained by the payee, subject in each case to all applicable laws and regulations. To the extent necessary under the tax laws of the United States, or any official application or interpretation of the tax laws of the United States or its possessions, no such bank draft shall be mailed by any of the Paying Agents to any address in the United States or its possessions and no transfer of funds shall be made to an account maintained by the payee in the United States or its possessions. Payments of principal and interest on the Permanent Global Certificate will be made in immediately available funds by wire transfer to such account as the Depository shall direct in writing;

provided, however, that in no event shall any payments be made to an account maintained by the payee in the United States or its possessions. The Trustee will, so long as any of the Bearer Certificates remain outstanding, maintain a paying agency in a city in Europe which is recognized as an international financial center (one of which, so long as the Bearer Certificates are listed on the Frankfurt Stock Exchange, will be Frankfurt am Main). Notice of any termination of appointment and of any changes in the specified offices of any Paying Agent will be given to the Holders of Bearer Certificates in accordance with Section 19 hereof.

         Upon the date fixed for the final payment of any Bearer Certificates, if funds for the payment of the Bearer Certificates and Coupons (if any) shall have been available at the offices of the Paying Agents, except as otherwise provided in this paragraph, unmatured Coupons (if any) relating to such Bearer Certificates (whether or not attached) shall become void and no payment made in respect thereof and the only right of such Holders of Bearer Certificates shall be to receive payment of the principal thereof together with accrued interest to the payment date as provided herein.

         SECTION 11.  Credit Enhancement.

         (a) Initial Credit Enhancement. The Master Servicer hereby represents with respect to the Initial Credit Enhancement and shall be deemed to represent with respect to any successor Credit Enhancement that (i) the Master Servicer has provided for the Credit Enhancement for the account of the Trustee and for the benefit of the Investor Certificateholders, (ii) the Master Servicer has entered into a Credit Enhancement Agreement, (iii) the Credit Enhancement permits the Trustee or the Master Servicer, acting as the Trustee's attorney-in-fact or otherwise, to make Credit Enhancement Drawings from time to time in an amount up to the Total Available Credit Enhancement Amount at such time, for the purposes set forth in this Agreement and (iv) the Credit Enhancement and the respective Credit Enhancement Agreement may be terminated by the Trustee without penalty if (x) the Master Servicer elects to obtain a successor Credit Enhancement and such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election or (y) if the Credit Enhancement is not Funded Credit Enhancement, the Credit Enhancement Provider ceases to be a Qualified Credit Enhancement Provider.

         (b)  Successor Credit Enhancement.

                 (i) If the Credit Enhancement is not Funded Credit Enhancement and if, at any time, the provider of such Credit Enhancement ceases to be a Qualified Credit Enhancement Provider, the Master Servicer shall obtain a successor Credit Enhancement within 30 days or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies (a) which, if such successor Credit Enhancement is not to be Funded Credit Enhancement, will be issued by a Qualified Credit Enhancement Provider and (b) with respect to which the representations set forth in Section 11(a) will be satisfied; provided, however, that the Master Servicer shall not be required to continue efforts to obtain a successor Credit Enhancement if the then existing Credit Enhancement Provider again becomes a Qualified Credit Enhancement Provider and remains such; and, provided, further, that unless otherwise agreed to by the Rating Agencies, the Credit Enhancement and Credit Enhancement Agreement will not be terminated and no successor Credit Enhancement Provider shall be selected if the successor Credit Enhancement, the successor Credit Enhancement Agreement, or the selection of such successor Credit Enhancement Provider would cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either Rating Agency from the respective ratings of such Investor

Certificates immediately prior to such selection. The Master Servicer, the Trustee and the Sellers shall promptly enter into any such successor Credit Enhancement Agreement, and the Master Servicer shall use its best efforts to secure the signature of any other required party to such agreement.

                 (ii) Regardless of whether the Credit Enhancement is Funded Credit Enhancement, the Master Servicer may elect, at any time, to obtain a successor Credit Enhancement, provided that such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election.

                 (iii) In any case, subject to the foregoing, any successor Credit Enhancement obtained by the Master Servicer need not consist of the same type of Credit Enhancement as the Initial Credit Enhancement, but may consist of a different type of facility, including, but not limited to, a reserve account, a cash collateral account, an irrevocable standby letter of credit, a surety bond or a combination of any of the above. Upon issuance of, or other provision for, any such successor Credit Enhancement, the Trustee shall terminate the prior Credit Enhancement and Credit Enhancement Agreement.

         (c) Supplemental Credit Enhancement Event. Upon the occurrence of a Supplemental Credit Enhancement Event, Greenwood as Servicer shall, within 60 days of notice from Standard & Poor's of the withdrawal or downgrade (or such longer period as may be agreed to by Standard & Poor's), arrange for the payment of the Supplemental Credit Enhancement Amount, if any, by a Person other than Greenwood (or from Series Excess Servicing) to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Both the form and the provider of the Supplemental Credit Enhancement Amount, if any, shall be determined at the time it is to be paid; provided, that the Master Servicer shall have received confirmation from Standard & Poor's that the arrangements with respect to the Supplemental Credit Enhancement Amount, if any, will not result in the rating of the Investor Certificates of the Series established hereby being withdrawn or lowered. In addition to the foregoing, the Master Servicer shall notify Moody's of the occurrence of a Supplemental Credit Enhancement Event as soon as practicable after such occurrence, and shall notify Moody's in advance of its implementation of the form and provider of the Supplemental Credit Enhancement Amount, if any.

         SECTION 12.  Alternative Credit Support Election.

         (a) The Sellers may elect to effect a change in the calculation of the Class Percentage with respect to Finance Charge Collections during the Amortization Period, as set forth in the definition of "Class Percentage," and increase the Available Class B Credit Enhancement Amount, by making an Alternative Credit Support Election. An Alternative Credit Support Election may be made as follows:

                 (i) at any time during the Revolving Period, Greenwood on behalf of the Holder of the Seller Certificate shall deliver written notice of such Alternative Credit Support Election to the Rating Agencies, the Trustee and the Credit Enhancement Provider;

                 (ii) prior to the last day of the Revolving Period, the Additional Credit Support Amount shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement; provided, however, that following an Amortization Event, the Additional Credit Support Amount may be paid to the Trustee as administrator of the Credit Enhancement at any time on or prior to the last day of the Due Period in which the Amortization Event occurs;

                 (iii) prior to the last day of the Revolving Period (or, following an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Amortization Event occurs), the Rating Agencies shall have confirmed that the Alternative Credit Support Election shall not cause a reduction in or withdrawal of the rating of any Class of Investor Certificates of the Series established hereby; and

                 (iv) prior to the last day of the Revolving Period (or, following an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Amortization Event occurs), Greenwood on behalf of the Holder of the Seller Certificate shall have delivered to the Rating Agencies written confirmation that the conclusions reached in the legal opinions delivered on the Initial Closing Date regarding the absolute transfer of the Receivables and the security interest of the Trust in the Receivables are not affected by the Alternative Credit Support Election.

         (b) If each of the actions set forth in Section 12(a) above has been taken or satisfied as required, the Alternative Credit Support Election shall become effective on the last day of the Due Period in which the Additional Credit Support Amount has been paid to the Trustee as administrator of the Credit Enhancement (an "Effective Alternative Credit Support Election").

         (c) At any time until the Alternative Credit Support Election becomes effective, such Alternative Credit Support Election may be cancelled upon notice to the Rating Agencies, the Trustee and the Credit Enhancement Provider. Thereafter, the Additional Credit Support Amount, if any, shall be returned by the Trustee as administrator of the Credit Enhancement in accordance with the Credit Enhancement Agreement.

         SECTION 13.  Calculation of Investor Losses.

         (a) For each Distribution Date, the Master Servicer shall calculate the Class Investor Charged-Off Amount and the Class Cumulative Investor Charged-Off Amount with respect to each Class, in each case as of the end of the related Due Period.

         (b) If on any Distribution Date, the Class Investor Charged-Off Amount with respect to any Class exceeds the Class Charge-Off Reimbursement Amount with respect to such Class, the Class Investor Interest and the Class Invested Amount for such Class shall each be reduced by the amount of such excess (an "Investor Loss" with respect to such Class).

         (c) On each Distribution Date the Class Investor Interest and the Class Invested Amount for each Class shall be increased by, and the amount of aggregate unreimbursed Investor Losses for each such Class shall be decreased by, the positive difference, if any, between the Class Charge-Off Reimbursement Amount on such Distribution Date and the Class Investor Charged-Off Amount for such Distribution Date; provided, however, that neither the Class Invested Amount nor the Class Investor Interest shall exceed the Class Initial Investor Interest for such Class minus the sum of (x) the aggregate amount of payments of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date, (y) in the case of the Class Investor Interest, the amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Collections of Principal Receivables and (z) the aggregate amount of losses, if any, on investments of principal of funds on deposit in the Series Principal Funding Account for the benefit of such Class; and provided, further, that the amount of Investor Losses with respect to any Class shall not be reduced to an amount less than zero.

         SECTION 14. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.03 of the Pooling and Servicing Agreement, the Master Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of the date on which the Series Investor Interest is reduced to zero and the Series Termination Date. Such monthly servicing fees shall be composed of the Class Monthly Servicing Fees and the Supplemental Servicing Fees, if any. The Class Monthly Servicing Fees shall be paid to the Master Servicer on behalf of each Class on each Distribution Date pursuant to Section 10. The Supplemental Servicing Fee, if any, shall be paid to the Master Servicer on or before each Distribution Date from the Series Additional Funds for such Distribution Date. In no event shall the Trustee or the Investor Certificateholders be liable for the Supplemental Servicing Fee.

         SECTION 15.  Class Interest Rate Caps.

         (a) In the event that the Master Servicer has obtained a Class Interest Rate Cap in favor of the Trustee for the benefit of a Class or Subclass that does not have a fixed or maximum Certificate Rate, the Master Servicer hereby represents that such Class Interest Rate Cap provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with the Class Interest Rate Cap) from the Interest Rate Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate, as applicable, for the related Calculation Period exceeds the Class Cap Rate for the applicable Class or Subclass. Any Class Interest Rate Cap Payment shall be deposited into the Series Interest Funding Account.

         (b) In the event that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency shall allow), then within 30 days after receiving notice of such decline in the creditworthiness of the Interest Rate Cap Provider as determined by either Rating Agency, either (x) the Interest Rate Cap Provider, with the prior confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, will enter into an arrangement the purpose of which shall be to assure performance by the Interest Rate Cap Provider of its obligations under the Class Interest Rate Caps; or (y) the Master Servicer shall at its option either (i) with the prior confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, cause the Interest Rate Cap Provider to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Interest Rate Cap Provider's performance of its obligations under the Class Interest Rate Caps, or
(ii) provided that Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of Section 15(c) have been obtained, direct the Trustee (A) to provide written notice to the Interest Rate Cap Provider of its intention to terminate the Class Interest Rate Caps within such 30-day period and (B) to terminate the Class Interest Rate Caps within such 30-day period, to request the payment to it of all amounts due to the Trust under the Class Interest Rate Caps through the termination date and to deposit any such amounts so received, on the day of receipt, to the Series Interest Funding Account, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 15(b)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of any Investor Certificates of the Series established hereby (a "Qualified Substitute Cap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 15(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Master Servicer receives notice of such cessation.

         (c) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 15(b) is being established, the Master Servicer shall use its best efforts to obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of this Section 15(c) during the 30-day period referred to in Section 15(b). The Trustee shall not terminate the Class Interest Rate Caps unless, prior to the expiration of the 30-day period referred to in Section 15(b), the Master Servicer delivers to the Trustee (i) Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements,
(ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Interest Rate Cap or Qualified Substitute Cap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements will not adversely affect its rating of the Investor Certificates of the Series established hereby.

         (d) The Master Servicer shall notify the Trustee, the Rating Agencies and the Credit Enhancement Provider within five Business Days after obtaining knowledge that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by either Rating Agency.

         (e) Notwithstanding the foregoing, the Master Servicer may at any time obtain Replacement Class Interest Rate Caps, provided that the Master Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Interest Rate Caps and (ii) confirmation from the Rating Agencies that the termination of the then current Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps will not adversely affect the rating of the Investor Certificates of the Series established hereby.

         (f) The Trustee hereby appoints the Master Servicer to perform the duties of the calculation agent under the Class Interest Rate Caps and the Master Servicer accepts such appointment.

         SECTION 16.  Class Currency Swaps.

         (a) In the event that the Investor Certificates of any Class are payable in Foreign Currency, the Trustee will enter into a Class Currency Swap in a form approved by the Master Servicer and the Rating Agencies pursuant to which (A) the Trustee shall be required to make payments to the Currency Swap Counterparty in Dollars and (B) the Trust shall be entitled to receive payments from the Currency Swap Counterparty in such Foreign Currency. On the Distribution Date occurring in the same calendar month as each Payment Date, any payments to be made by the Trustee to the Currency Swap Counterparty under the Class Currency Swap will be deposited in the Currency Swap Dollar Escrow Account. Any payments made by the Currency Swap Counterparty pursuant to the Class Currency Swap (other than payments in connection with the termination thereof or the replacement of the Currency Swap Counterparty, which payments will be made in accordance with the Class Currency Swap) will be deposited in the Class Foreign Currency Distribution Account. In the event that a Counterparty Currency Swap Default shall occur, remaining amounts on deposit in the Currency Swap Dollar Escrow Account (after making any partial payments required by the Class Currency Swap) shall be released to the Trustee in accordance with the terms of the Escrow

Agreement and converted by the Trustee to Foreign Currency at the then prevailing spot exchange rate in New York and deposited in the Class Foreign Currency Distribution Account for payment to the Investor Certificateholders of such Class.

         (b) In the event of a Currency Swap Downgrade Trigger, then within 60 days after receiving notice of such decline in the creditworthiness of the Currency Swap Counterparty as determined by either Rating Agency, the Master Servicer shall at its option, and subject to any applicable provisions of the Class Currency Swap, either (i) with the prior confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet, cause the Currency Swap Counterparty to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Currency Swap Counterparty's performance of its obligations under the Class Currency Swap,
(ii) with the prior confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet, cause the Currency Swap Counterparty to enter into an arrangement the purpose of which shall be to assure performance by the Currency Swap Counterparty of its obligations under the Class Currency Swap, (iii) provided that a Replacement Class Currency Swap or Qualified Substitute Class Currency Swap Arrangement meeting the requirements of Section 16(c) has been obtained, direct the Trustee (A) to provide written notice to the Currency Swap Counterparty of its intention to terminate the Class Currency Swap within such 60-day period and (B) to terminate the Class Currency Swap within such 60-day period, to request the payment to it of all amounts due to the Trust under the Class Currency Swap through the termination date and to pay or deposit any such amounts as provided in the Class Currency Swap, or (iv) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 16(b)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet (a "Qualified Substitute Class Currency Swap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (i), (ii) or
(iv) of this Section 16(b) shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 16(b) shall again be applied and in connection therewith the 60-day period referred to above shall commence on the date the Master Servicer receives notice of such cessation.

         (c) Unless an alternative arrangement pursuant to clause (i), (ii) or
(iv) of Section 16(b) is being established, the Master Servicer shall use its best efforts (without expenditure of funds unless in its sole discretion it otherwise elects) to obtain Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements meeting the requirements of this
Section 16(c) during the 60-day period referred to in Section 16(b). The Trustee shall not terminate the Class Currency Swap unless, prior to the expiration of the 60-day period referred to in Section 16(b), the Master Servicer delivers to the Trustee (i) Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements, (ii) to the extent applicable, an Opinion of Counsel (which may be Counsel for the Replacement Currency Swap Counterparty or Qualified Substitute Currency Swap Counterparty) as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Currency Swap or Qualified Substitute Currency Swap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Currency Swap and its replacement with such Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements will not result in a reduction or withdrawal of the rating of the Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet.

         (d) The Master Servicer shall notify the Trustee, the Rating Agencies and the Credit Enhancement Provider within five Business Days after obtaining knowledge that the long-term, unsecured and unguaranteed debt rating of the Currency Swap Counterparty has been withdrawn or reduced by either Rating Agency.

         (e) Notwithstanding the foregoing, the Master Servicer may, subject to the terms of the Class Currency Swap, at any time obtain (without expenditure of funds unless it otherwise so elects), and the Trustee will enter into, a Replacement Class Currency Swap, provided that the Master Servicer delivers to the Trustee (i) an Opinion of Counsel (which may be Counsel for the Replacement Currency Swap Counterparty or Qualified Substitute Class Currency Swap Counterparty) as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Currency Swap and (ii) confirmation from the Rating Agencies that the termination of the then current Class Currency Swap and its replacement with such Replacement Class Currency Swap will not adversely affect the then-current rating of the Investor Certificates of the Series established hereby.

         SECTION 17. Investor Certificateholders' Monthly Statement. On the 25th day of each calendar month, a statement substantially in the form of Exhibit N prepared by the Trustee (based on information provided by the Master Servicer) setting forth the information listed thereon shall be available from the Trustee, the Listing Agent and each Paying Agent.

         SECTION 18. Master Servicer's Monthly Certificate. On or before the second Business Day preceding the 25th day of each calendar month, the Master Servicer shall forward to Greenwood on behalf of the Holder of the Seller Certificate, the Trustee and each Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit O setting forth the information listed thereon.

         SECTION 19. Notices. Any notices to holders of Investor Certificates issued in bearer form shall be given as described in the Series Term Sheet.

         SECTION 20. Additional Amortization Events. If any one of the following events shall occur:

         (a) on any Distribution Date, the three month rolling average Series Excess Spread is less than the Series Buffer Amount and the three month rolling average Group Excess Spread is less than the Group Buffer Amount;

         (b) if the Series established hereby has an Accumulation Period and, after giving effect to payments and distributions on the Class Expected Final Payment Date or the Class Final Maturity Date, as applicable, with respect to any Class, the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for such Class is not reduced to zero;

         (c) if applicable, following either (i) the withdrawal or reduction of the commercial paper or certificate of deposit rating of any Interest Rate Cap Provider to below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency has allowed) or (ii) notice from either Rating Agency that any Qualified Substitute Cap Arrangement or any other arrangement established pursuant to Section 15 is no longer satisfactory to such Rating Agency, the Master Servicer shall fail, within the applicable time period specified in Section 15, to (x) obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements or (y) cause the

Interest Rate Cap Provider to pledge securities as collateral securing the obligations of the Interest Rate Cap Provider or establish any other arrangement as provided in Section 15, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither Rating Agency will reduce or withdraw the ratings of the Investor Certificates of the Series established hereby);

         (d) if applicable, following either (i) a Currency Swap Downgrade Trigger which results (following the expiration of the 60-day period referred to in Section 16) in the withdrawal or reduction of the ratings of the Investor Certificates below the Minimum Investor Certificate Ratings specified in the Series Term Sheet or (ii) notice from either Rating Agency that any Qualified Substitute Currency Swap Arrangement or any other arrangement established pursuant to Section 16 is no longer satisfactory to such Rating Agency, the Master Servicer shall fail, within the applicable time period specified in
Section 16, to (x) obtain Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements or (y) cause the Currency Swap Counterparty to pledge securities as collateral securing the obligations of the Currency Swap Counterparty or establish any other arrangement as provided in
Section 16, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither Rating Agency will reduce or withdraw the ratings of the Investor Certificates below the Minimum Investor Certificate Ratings specified in the Series Term Sheet);

         (e) if applicable, a Currency Swap Termination shall have occurred;

         (f) if a Supplemental Credit Enhancement Event shall have occurred and Greenwood as Servicer shall have failed to arrange for the Supplemental Credit Enhancement in accordance with the requirements of Section 11(c) hereof (including, without limitation, receipt of the confirmation from Standard & Poor's required thereby);

         (g) if the Master Servicer determines that the Trust has or will become obligated to deduct or withhold amounts from payments to be made on the Investor Certificates of a Class that is subject to a Class Currency Swap on the next succeeding Interest Payment Date with respect to such Class, for or on account of any tax, assessment or other governmental charge by the United States or any political subdivision or taxing authority thereof or therein on any amounts due to the Certificateholders of such Class, as a result of any change in, or amendment to, the laws (or any regulations or ruling promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Series Closing Date, provided that such obligation to deduct or withhold cannot be avoided by the use of reasonable measures available to the Trust that, in the good faith opinion of the Master Servicer, will not have either (a) a material adverse impact on the conduct of the business of the Sellers or the Master Servicer or (b) a material adverse effect on the rights or interests of the certificateholders of any Class of any other Series then outstanding; or

         (h) if the Master Servicer determines that payments on the Investor Certificates of a Class that is subject to a Class Currency Swap on the next succeeding Interest Payment Date with respect to such Class made outside the United States by the Trustee, the Master Servicer or any Paying Agent would, under any present or future law or regulation of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Trustee, the Master Servicer, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of an Investor Certificate of such Class who is a Non-U.S. Holder (other than such a requirement (a) which would not be applicable to a payment made by the Trustee, the Master Servicer or by any Paying Agent (i)


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
directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, (b) which can be satisfied by such custodian, nominee or agent certifying that the beneficial owner is a Non-U.S. Holder, provided that, in any case referred to in clauses (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement or (c) which would not be applicable to a payment made by at least one other Paying Agent) or such certification, documentation, information or other reporting requirement cannot be avoided by the use of reasonable measures available to the Trust that, in the good faith opinion of the Master Servicer, will not have either (a) a material adverse effect on the Certificateholders of such Class who are Non- U.S. Holders or on the conduct of the business of the Sellers or the Master Servicer or (b) cause the withdrawal or reduction of the then current ratings on any Class of any other Series then outstanding;

an Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event. If an Amortization Event described in this Section 20 shall occur, this Section 20 constitutes written notice by the Trustee and not less than 51% of the Class Invested Amount of each Class of the Series established hereby to the Master Servicer and the Sellers that such Amortization Event has occurred. No additional notice of any kind, which is hereby waived by the Sellers and the Master Servicer, shall be required as a condition of the occurrence of any Amortization Event described in this Section 20.

         The Master Servicer's determination that an event described in clause
(g) or (h) has occurred will be evidenced by delivery to the Trustee of (i) a certificate setting forth a statement of facts showing that such Amortization Event has occurred or will occur and (ii) an opinion of independent legal counsel to such effect based on such statement of facts. In any such case, the Amortization Event shall be deemed to have occurred on the first Distribution Date following the Master Servicer's determination, without any notice or other action on the part of the Trustee or the Investor Certificateholders.

         SECTION 21.  Purchase of Investor Certificates and Series Termination.

         (a) If as of any Distribution Date during the Amortization Period (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date) the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest, Greenwood on behalf of the Holder of the Seller Certificate may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on the immediately succeeding Distribution Date, an amount equal to the Series Investor Interest as of the last day of the Due Period related to such immediately succeeding Distribution Date. If any amount deposited pursuant to this Section 21(a) is (i) allocable to the Investor Certificateholders of a Class that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (x) if no Currency Swap Termination has occurred, to withdraw the amount allocable to such Class from the Series Distribution Account and deposit such amount into the Currency Swap Dollar Escrow Account or (y) if a Currency Swap Termination has occurred, to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York, as applicable, and cause such amount to be paid to the Investor Certificateholders of such Class pursuant to Section 10(c) of this Series Supplement or (ii) allocable to the Investor Certificateholders of a Class that is not subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing to withdraw the amount allocable to such Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement. If Greenwood on behalf of the Holder of the Seller Certificate elects to purchase Investor Certificates with respect to a Class that is subject to a Class Currency Swap pursuant to this Section 21(a), Greenwood on behalf of the Holder of the Seller Certificate shall give notice to the Investor

Certificateholders of such Class not less than 30 days and not more than 45 days prior to such purchase in the manner set forth in Section 19 hereof. All Investor Certificates of the Series established hereby that are purchased by Greenwood on behalf of the Holder of the Seller Certificate pursuant to this
Section 21(a) shall be delivered by Greenwood on behalf of the Holder of the Seller Certificate upon such purchase to, and be cancelled by, the Transfer Agent and be disposed of in a manner satisfactory to the Trustee and Greenwood on behalf of the Holder of the Seller Certificate.

         (b) If as of any Distribution Date during the Accumulation Period or the Controlled Liquidation Period, as applicable (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date), the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest (before giving effect to any reduction in the Series Initial Investor Interest pursuant to Section 6.14 of the Pooling and Servicing Agreement), Greenwood on behalf of the Holder of the Seller Certificate may, but shall not be obligated to, purchase the Investor Certificates of the Series established hereby by depositing into the Series Principal Funding Account, on such Distribution Date, an amount equal to such Series Investor Interest. After giving effect to such deposit, such Series Investor Interest shall be reduced to zero, and the Seller Interest shall be increased by the amount of such deposit. If Greenwood on behalf of the Holder of the Seller Certificate elects to purchase Investor Certificates with respect to a Class that is subject to a Class Currency Swap pursuant to this Section 21(b), Greenwood on behalf of the Holder of the Seller Certificate shall give notice to the Investor Certificateholders of such Class not less than 30 days and not more than 45 days prior to such purchase in the manner set forth in Section 19 hereof.

         (c) Following the sale of Receivables pursuant to Section 12.02 of the Pooling and Servicing Agreement, the Master Servicer shall direct the Trustee in writing (i) with respect to Investor Certificateholders of a Class that is subject to a Class Currency Swap (a) if no Currency Swap Termination has occurred, to withdraw the amount allocable to such Class from the Series Distribution Account and deposit such amount into the Currency Swap Dollar Escrow Account or (b) if a Currency Swap Termination has occurred, to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York, as applicable, and cause such amount to be paid to the Investor Certificateholders of such Class pursuant to Section 10(c) of this Series Supplement or (ii) with respect to Investor Certificateholders of a Class that is not subject to a Class Currency Swap, to withdraw the amount allocable to such Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement.

         SECTION 22. Variable Accumulation Period. If the Series Term Sheet for the Series established hereby so provides, the Master Servicer may elect, by written notice to the Trustee, Greenwood on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider, to delay the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to the conditions set forth in this Section 22; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date. Any such election by the Master Servicer shall be made no later than the first day of the last scheduled Due Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 22).

         The Master Servicer may make such election only if the following conditions are satisfied: (i) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the delay in the commencement of the Accumulation Period would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date; (ii) the Rating Agencies shall have advised the Master Servicer and Greenwood on behalf of the Holder of the Seller Certificate that such election to delay the commencement of the Accumulation Period would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn; and (iii) the amount to be deposited in the Series Principal Funding Account in respect of the Accumulation Amount shall have been adjusted.

         SECTION 23. Series Yield Factor. The Series Yield Factor for the Series established hereby shall initially be the Series Yield Factor set forth in the Series Term Sheet. The Master Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, Greenwood on behalf of the Holder of the Seller Certificate, the Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor or increased to more than a total of 0.05; (ii) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause an Amortization Event to occur with respect to any Series then outstanding; and (iii) Standard & Poor's shall have advised the Master Servicer and Greenwood on behalf of the Holder of the Seller Certificate that such change in the Series Yield Factor would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Master Servicer.

         SECTION 24. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION 25. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 26. Governing Law. This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.